UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ◻
Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
◻	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

PARTNERS BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

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◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

◻	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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PARTNERS BANCORP

2245 Northwood Drive

Salisbury, Maryland 21801

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 19, 2021

TO THE SHAREHOLDERS OF PARTNERS BANCORP:

The 2021 Annual Meeting of Shareholders of Partners Bancorp (the “Company”), will be held online via live webcast on Wednesday, May 19, 2021 at 10:00 a.m. Eastern Time for the following purposes:

(1)	To elect four (4) persons as directors of the Company for a three-year term to hold office until the 2024 Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified; and
(2)	To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and
(3)	To vote, on an advisory and non-binding basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers; and
(4)	To approve the Partners Bancorp 2021 Incentive Stock Plan; and
(5)	To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

We are pleased to host the meeting as a completely virtual meeting that will be held online via webcast. You will be able to attend the meeting online, vote your shares electronically, and submit questions during the meeting. There will be no physical location for shareholders to attend. If you plan to attend the meeting online, please see the instructions on page 3 of the Proxy Statement under the heading “Attending and Participating in the Meeting.”

Shareholders of record as of the close of business on March 22, 2021 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

As permitted by rules adopted by the Securities and Exchange Commission, we are furnishing our Proxy Statement and 2020 Annual Report to Shareholders over the internet to most of our shareholders. This means that our shareholders will initially receive only a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials over the internet. This approach lowers the cost of delivering the annual meeting materials and reduces the environmental impact of the meeting. If you would like to receive a paper copy of the proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how you can request copies of these documents.

By Order of the Board of Directors
By: /s/ Betsy J. Eicher
Betsy J. Eicher, CPA
Corporate Secretary

April 7, 2021

Management desires to have maximum participation at the meeting and it is important that your shares are represented at the meeting. Whether or not you plan to attend the meeting online, we urge you to vote your shares via the toll-free telephone number or over the internet, as described in the Proxy Statement. If you receive these materials by mail, you may instead sign, date and mail your proxy card in the enclosed postage-paid envelope. If you decide to attend the meeting online, you will be able to vote electronically if you wish, even though you have previously submitted your proxy. A proxy may be revoked by a shareholder prior to its use by notice in writing to the Corporate Secretary of the Company, by submitting a later-dated proxy to the Corporate Secretary of the Company, by changing your vote via the toll-free telephone number or over the internet or by attending and voting during the Annual Meeting. Your vote is important regardless of the number of shares you own.

If you are the beneficial owner of shares held in “street name” through a bank, broker or other nominee, you should instruct your bank, broker or nominee how to vote on your behalf. If you plan to attend the meeting online and vote electronically, you must contact your bank, broker or nominee to obtain a legal proxy and must register in advance to attend the meeting.

-i-

PARTNERS BANCORP

2245 Northwood Drive

Salisbury, Maryland 21801

ANNUAL MEETING OF SHAREHOLDERS

Proxy Statement

INTRODUCTION

This Proxy Statement is furnished to holders of the common stock, $0.01 par value per share, of Partners Bancorp, a Maryland corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to be held online on Wednesday, May 19, 2021, at 10:00 a.m. Eastern Time, and at any adjournment or postponement of the meeting. Shareholders will be able to listen, vote electronically and submit questions during the annual meeting.

The Annual Meeting is being held for the following purposes:

(1)	To elect four (4) persons as directors of the Company for a three-year term to hold office until the 2024 Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified; and
(2)	To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and
(3)	To vote, on an advisory and non-binding basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers; and
(4)	To approve the Partners Bancorp 2021 Incentive Stock Plan; and
(5)	To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

On April 7, 2021, we commenced mailing to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our 2020 Annual Report to Shareholders for the year ended December 31, 2020, which contains our audited financial statements, and vote over the internet.

Our priority remains the safety of our shareholders, employees and community. In response to the public health concerns regarding the COVID-19 pandemic, the meeting will be a virtual meeting held on the internet. There will be no physical location for the meeting. Shareholders of record as of the close of business on March 22, 2021 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. Shareholders will be able to attend the meeting online, and, with a control number, vote shares electronically and submit questions during the meeting by visiting www.meetingcenter.io/202542114 at the meeting date and time. The password for the meeting is PTRS2021. If you plan to attend the meeting online, please see the instructions on page 3 of this Proxy Statement under the heading “Attending and Participating in the Meeting.”

As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing our Proxy Statement and 2020 Annual Report to Shareholders over the internet to our shareholders. You will not receive a printed copy of the proxy materials in the mail, unless specifically requested. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review over the internet all of the important information contained in the Proxy Statement and 2020 Annual Report to Shareholders and on how you may submit your proxy over the internet. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, May 19, 2021

The Proxy Statement, including the notice of annual meeting, and 2020 Annual Report to Shareholders are available online by visiting www.envisionreports.com/PTRS.

THE COMPANY

The Company is a Maryland corporation and a bank holding company that holds all of the issued and outstanding shares of common stock of The Bank of Delmarva (“Delmarva”) and Virginia Partners Bank (“Virginia Partners”). The Company was incorporated on January 6, 1988 under the general corporation law of Maryland for the purpose of becoming a bank holding company for Delmarva. Delmarva is a commercial bank which was established in Maryland in 1896, reorganized as a national bank in 1996, and reorganized as a Delaware state chartered bank in 2003. Virginia Partners is a commercial bank which was organized under the laws of the Commonwealth of Virginia and commenced regular operations on July 8, 2008. The Company acquired Virginia Partners on November 15, 2019 through an exchange of shares in an all-stock transaction (the “Share Exchange”) pursuant to which each share of Virginia Partners common stock was exchanged for 1.7179 shares of the Company’s common stock.

GENERAL INFORMATION

Voting Rights

Only shareholders of record at the close of business on March 22, 2021 will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. On that date, the Company had outstanding 17,726,648 shares of common stock, par value $0.01 per share, held by approximately 615 shareholders of record, which does not reflect the number of individuals or institutional investors holding stock in nominee name through banks, brokerage firms, and others. Each share of common stock, which is the only outstanding class of the Company’s securities, is entitled to one vote on all matters submitted to a vote of the shareholders. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the meeting. Virtual attendance at the Annual Meeting constitutes “in person” attendance for purposes of establishing a quorum.

Attending and Participating in the Meeting

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively online by webcast. You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on March 22, 2021, the record date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online by webcast and submit your questions during the meeting by visiting www.meetingcenter.io/202542114. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To attend the Annual Meeting and be able to submit questions and to vote, you will need to review the information, including the control number, included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is PTRS2021.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

If you do not have your control number, you may attend the Annual Meeting as a guest (non-shareholder), but you will not have the ability to vote your shares or submit questions during the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time on May 19, 2021. We encourage you to access the meeting 10-15 minutes prior to the start time to leave ample time for the check in. Please follow the instructions as outlined below.

Registration for the Annual Meeting

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting online by webcast. However, you will need your control number located on your Notice of Internet Availability of Proxy Materials or proxy card that you received. Please follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card that you received.

Other Shareholders. If you hold your shares through an intermediary, such as a bank, broker or other nominee, then that organization is considered the shareholder of record and the shares are considered held in “street name.” If you hold your shares in street name and you wish to attend the Annual Meeting online, you must register in advance to attend the meeting online and to vote during the meeting.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (i.e., legal proxy or broker’s proxy card) reflecting your Company holdings, along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and directed to Computershare by one of the following methods:

Mail: Send a copy of your legal proxy, along with your name and email address, to

Computershare

Attention: Partners Bancorp Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Email: Forward the email from your bank, broker or other nominee, or attach an image of your legal proxy, to legalproxy@computershare.com, and include your name and email address. Requests for registration must include the subject line “Legal Proxy”.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 14, 2021.

You will receive a confirmation email from Computershare of your registration and a control number that you can use to vote during the Annual Meeting.

Voting at the Annual Meeting

All properly executed written proxies and all properly completed proxies submitted by telephone or internet pursuant to this solicitation will be voted in accordance with the directions given in the proxy unless the proxy is revoked prior to the completion of voting at the Annual Meeting (as described below). Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote during the meeting.

Registered Shareholders. If you are a registered shareholder, you may vote during the Annual Meeting using your control number found on your Notice of Internet Availability of Proxy Materials or proxy card that you received.

Other Shareholders. If you hold your shares through an intermediary, such as a bank, broker or other nominee, then that organization is considered the shareholder of record and the shares are considered held in “street name.” The Company provided its proxy materials to the shareholder of record for distribution to you along with their voting instructions. As the beneficial owner of the shares, you have the right to direct the shareholder of record how to vote your shares. Check the information forwarded to you by the shareholder of record to see which voting methods are available to you.

If you hold your shares in street name, you must register in advance to vote during the Annual Meeting. To register, you must first obtain a legal proxy from your bank, broker or other shareholder of record and mail or email the legal proxy to Computershare using the instructions set forth above under the heading “Registration for the Annual Meeting.”  Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 14, 2021. You will receive a confirmation email from Computershare of your registration and a control number that you can use to vote during the Annual Meeting.

Questions

Shareholders may submit questions either before or during the Annual Meeting by logging into the Annual Meeting using your control number and following the instructions to submit a question. Questions pertinent to meeting matters will be answered during the meeting after voting is completed, subject to time constraints. Our Company representative will facilitate the process by posing questions to our management team. Questions or comments that relate to proposals that are not properly before the Annual Meeting, relate to matters that are not proper subject for action by shareholders, are irrelevant to the Company’s business, relate to material non-public information of the Company, relate to personal concerns or grievances, are derogatory to individuals or that are otherwise in bad taste, are in substance repetitious of a question or comment made by another shareholder, or are not otherwise suitable for the conduct of the Annual Meeting as determined in the sole discretion of the Company, will not be answered. Questions relevant to meeting matters that we do not have time to answer during the meeting will be posted to the Company’s website following the meeting.

Technical Support

Support will be available to assist with any technical difficulties you may have in accessing the virtual meeting. If you encounter any difficulties, you can utilize the link available on the log-in webpage for the Annual Meeting at www.meetingcenter.io/202542114 or you may call 1-888-724-2416 beginning at 9:00 a.m. Eastern Time on May 19, 2021.

If there are any technical issues in convening or hosting the Annual Meeting, we will promptly post information to the Company’s website, www.partnersbancorp.com, under the heading “Annual Meeting and Proxy Statement,” including information on when the Annual Meeting will be reconvened.

Submitting Proxies in Advance of the Meeting

You will receive multiple Notices of Internet Availability of Proxy Materials or printed copies of the proxy materials if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts, etc.) or in multiple accounts. You should vote the shares represented by each Notice of Internet Availability of Proxy Materials and proxy card you receive to ensure that all of your shares are voted.

Registered Shareholders

Registered shareholders can vote during the Annual Meeting or by proxy. If you are a registered shareholder, there are three ways for you to vote your proxy at any time prior to the meeting:

●	by internet: you can vote over the internet by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card (you will need the control number on your Notice of Internet Availability of Proxy Materials or proxy card); or
●	by toll-free telephone: you can vote by telephone toll-free by following the instructions on the proxy card (you will need the control number on your Notice of Internet Availability of Proxy Materials or proxy card); or
●	by mail: if you received these proxy materials by mail, you can vote by mail by signing, dating and mailing the proxy card in the postage-paid envelope provided.

Other Shareholders

If you hold your shares through an intermediary, such as a bank, broker or other nominee, then that organization is considered the shareholder of record and the shares are considered held in “street name.” The Company provided its proxy materials to the shareholder of record for distribution to you along with their voting instructions. As the beneficial owner of the shares, you have the right to direct the shareholder of record how to vote your shares. Check the information forwarded to you by the shareholder of record to see which voting methods are available to you.

If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to attend and vote during the Annual Meeting. To register, you must first obtain a legal proxy from your bank, broker or other shareholder of record and mail or email the legal proxy to Computershare using the instructions set forth above under the heading “Registration for the Annual Meeting.”

If you hold your shares through an intermediary, such as a bank, broker or other nominee, it is extremely important that you instruct your shareholder of record how to vote your shares, even if you plan to attend and vote during the Annual Meeting.

Revocability of Proxy

Registered Shareholders

Registered shareholders can change or revoke a proxy at any time before the shares are voted at the Annual Meeting. If you are a registered shareholder, you can change or revoke a proxy by any of the following methods:

●	by submitting a written notice of revocation to Betsy J. Eicher, Corporate Secretary, at 2245 Northwood Drive, Salisbury, Maryland 21801, at any time prior to the close of business on May 18, 2021; or
●	by submitting a completed proxy card bearing a later date than any other proxy submitted by you; or
●	by toll-free telephone by following the instructions on the proxy card (you will need the control number on your Notice of Internet Availability of Proxy Materials or proxy card); or
●	by visiting the web page listed on the Notice of Internet Availability of Proxy Materials or proxy card and following the instructions (you will need the control number on your Notice of Internet Availability of Proxy Materials or proxy card); or
●	by attending the Annual Meeting and voting during the Annual Meeting.

Your latest proxy card, telephone vote, or internet vote with respect to the same shares is the one that will be counted.

Other Shareholders

If you hold your shares through an intermediary, such as a bank, broker or other nominee, you should contact the shareholder of record to change your vote.

To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the submission deadline indicated by the shareholder’s bank, broker or other nominee, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked. A shareholder who obtains a legal proxy and registers in advance to attend the Annual

Meeting online may also revoke a previously submitted proxy by attending the meeting online and voting electronically at the meeting.

Proxies and Vote Required

Properly submitted proxies received by the Company in time to be voted at the meeting will be voted as specified by the shareholder submitting the proxy. If you properly submit a proxy without indicating your instructions, the shares of common stock represented by such proxy will be voted:

●	FOR the election of all of the nominees for election as director named in the Proxy Statement; and
●	FOR the approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and
●	for the option of every ONE YEAR as the frequency for future advisory votes on the compensation of the Company’s named executive officers; and
●	FOR the approval of the Partners Bancorp 2021 Incentive Stock Plan; and
●	FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

in the discretion of the holders of the proxies on all other matters properly brought before the meeting and any adjournment or postponement of the meeting.

The inspector of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and will tabulate the votes cast at the meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders.

If you own shares that are held in street name, meaning through a broker, bank, or other similar organization, and you do not provide the organization that holds the shares of record with specific voting instructions then, under the rules of the New York Stock Exchange applicable to its member firms, the organization that holds the shares may generally vote your shares with respect to “routine” matters but cannot vote your shares on “non-routine” matters. If the organization that holds such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”  If a bank, broker or other nominee indicates that it does not have the authority to vote on a particular matter with respect to your shares, such shares will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of that matter. Under the rules of the New York Stock Exchange applicable to its member firms, we expect that banks, brokers and other nominee holders will vote on certain routine matters, but not on non-routine matters. The only routine matter to be presented at the meeting is the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm in Proposal Five.

For the election of directors in Proposal One, votes may be cast in favor or withheld. If a quorum is present, the directors will be elected by a plurality of the votes cast in the election of directors; therefore, abstentions, broker non-votes or withheld votes will have no effect on the outcome of the election.

For the advisory vote to approve the compensation of the Company’s named executive officers in Proposal Two, the approval of the Partners Bancorp 2021 Incentive Stock Plan in Proposal Four, and the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm in Proposal Five, votes may be cast in favor or against, or you may abstain from voting. For these proposals, if a quorum is present, such proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions or broker non-votes will have no effect on the outcome of any such proposals. Proposal Five is considered a routine matter under the rules of the New York Stock Exchange applicable to its member firms. A broker or other nominee may generally vote on routine matters, and therefore no “broker non-votes” are expected to occur in connection with Proposal Five.

For the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers in Proposal Three, votes may be cast for one, two or three years, or you may abstain from voting. For Proposal Three, if a quorum is present, the option that receives the highest number of votes in favor will be the frequency that is selected by the shareholders. Abstentions or broker non-votes will have no effect on the outcome of Proposal Three.

Solicitation of Proxies

You have received these proxy materials because the Company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail and electronic notice and access and also may be made by personal interview, telephone and email by directors, officers and regular employees of the Company, acting without compensation other than their regular compensation. Brokerage houses, fiduciaries and other custodians and nominees will be requested to forward the proxy soliciting material to the beneficial owners of shares of common stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding these proxy materials to such beneficial owners. The Company has not retained a professional proxy solicitor or other firm to assist it, for compensation, with the solicitation of proxies, although it may do so if deemed appropriate or necessary.

PROPOSAL ONE - ELECTION OF DIRECTORS

The size of the Company’s Board of Directors is currently set at eleven directors. The Company’s Board of Directors is divided into three classes as nearly equal in number as possible, with one class elected each year by the Company’s common shareholders.

Four directors will be elected at the Annual Meeting. The Company’s Board of Directors has nominated for election Mona D. Albertine, Michael W. Clarke, Mark L. Granger and Robert

C. Wheatley to be elected as directors to serve until the 2024 Annual Meeting of Shareholders, or in each case until his or her successor is duly elected and qualified, subject to such director’s earlier resignation or removal. Each of the directors currently serves as a director of the Company. Ms. Albertine, Mr. Granger and Mr. Wheatley were previously elected by shareholders of the Company. Mr. Clarke was appointed to the Company’s Board of Directors by the Company’s Board of Directors on February 8, 2021 and was initially recommended by the Company’s Chief Executive Officer following consultation with Kenneth R. Lehman, a non-employee director and shareholder of the Company. Each nominee was nominated for election as a director of the Company by the Board of Directors, upon the recommendation of the Governance & Nominating Committee.

Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees listed below. The nominees have indicated a willingness to serve if elected. However, if the nominees become unable to serve, the proxies received in response to this solicitation will be voted for replacement nominees selected in accordance with the best judgment of the persons named as proxies.

Vote Required and Board Recommendation. With respect to Proposal One, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast. If a quorum is present, the four nominees receiving the greatest number of affirmative votes at the meeting, even though less than a majority, will be elected as directors; therefore, votes withheld and broker non-votes will have no effect on the outcome of the election of directors. The Board of Directors recommends that shareholders vote FOR each of the nominees for election to the Company’s Board of Directors.

Nominees for Election as Directors

Set forth below is information concerning the names, ages, principal occupations and business experience for the past five years for all nominees for election as director, as well as the particular experience, qualifications, attributes or skills that led the Board of Directors to conclude that each should serve as a director.

Nominees for Election to Serve Until the 2024 Annual Meeting of Shareholders

Mona D. Albertine, 71, has served as a director of the Company since November 2019 and as a director of Virginia Partners since it was established in 2007. Ms. Albertine is co-founder, President and owner of Jabberwocky Books, a retail establishment which has been part of the Fredericksburg, Virginia business community since 1985. She is also a managing partner of Albertine Properties, which owns and manages commercial real estate in downtown Fredericksburg. She served eight years on the Board of Visitors of the University of Mary Washington, two years as Vice Rector and two years as Rector. Ms. Albertine served on the board of Virginia Heartland Bank prior to its merger with Second National Bank of Culpeper. For more than 33 years she has served on numerous charitable boards in the Fredericksburg area, most recently, the Community Foundation of the Rappahannock River Region and The Women and Girls Fund, where she served as President, and as a director of the Fredericksburg Regional Chamber of Commerce. She currently serves on the board of the University of Mary Washington Foundation. Ms. Albertine received a Bachelor of Arts degree in International Relations from the

University of Mary Washington in 1971. Ms. Albertine’s extensive experience in banking, in leadership, in small business, and in real estate provide valuable expertise to the Company’s Board of Directors.

Mark L. Granger, 57, has served as a director of the Company and Delmarva since 1999. He is a certified public accountant, and specializes in tax and financial consulting for individuals, and tax, accounting and consulting for small and medium sized businesses on the Delmarva Peninsula. He has been Managing Partner of Granger & Magee, PA, Salisbury, Maryland since 2000, and previously served as a partner and manager of Faw, Casson & Co., LLP, Salisbury, Maryland from 1993 to 1999. He has over 30 years of accounting experience. He has a B.A. from the University of Lynchburg, and an M.S. in Taxation from Pace University, New York City. His service on the Board of Directors is supported by his specialized knowledge of accounting and financial matters, and his knowledge of the communities in which Delmarva operates and business connections in Delmarva’s markets.

Robert C. Wheatley, 64, has served as a director of the Company and Delmarva since 1998. Mr. Wheatley has been the managing member and owner of The Whayland Group LLC, a real estate project management and consulting firm since 2009, and was President and owner of The Whayland Company, Inc., a commercial construction company from 1993 to 2013. He serves on the Sussex County Planning and Zoning Commission, the Delaware Association of Professional Engineers, the Laurel Development Corp., Delaware Economic and Environmental Development Commission and other public and private economic development initiatives. A graduate of Salisbury University, he is also an associate real estate broker with Keller Williams Realty, Inc. since 2016. Mr. Wheatley’s service on the Board of Directors is supported by his extensive knowledge of commercial real estate and real estate development matters in the communities in which Delmarva operates, along with his knowledge of and contacts in the communities in which Delmarva operates.

Michael W. Clarke, 59, brings over 35 years of experience in the skilled front-line delivery of banking products, credit risk management, corporate finance, capital management and management of banking operations at all levels. Mr. Clarke manages a variety of investments in small to mid-sized businesses and serves on a variety of corporate and civic boards. Mr. Clarke is a senior portfolio advisor at FJ Capital Management assisting in the evaluation and management of investments in the U.S. financial services industry. Mr. Clarke also works as a manager of the Graystone Investment Fund, an entity focused on the development and operation of multi-family real estate in Virginia. Over the last five years, Mr. Clarke has served as a director of Atlantic Union Bankshares Corporation and Access National Corporation, each of which was registered under Section 12 of the Exchange Act. From February 2019 to January 2021, Mr. Clarke served on the Board of Directors of Atlantic Union Bankshares Corporation and its subsidiary, Atlantic Union Bank. Previously, Mr. Clarke served as President, Chief Executive Officer and a director of Access National Corporation from its formation in 2002 until being acquired by Atlantic Union Bankshares Corporation in February 2019. Mr. Clarke also previously served as Chief Executive Officer and a director of Access National Bank, the subsidiary of Access National Corporation, from its organization in 1999 until February 2019, and as President of Access National Bank from its organization in 1999 until June 2016. Prior to joining Access National Bank, Mr. Clarke served as Chief Credit Officer of Patriot National Bank, or Patriot, in Vienna, Virginia, from its inception in 1990 until the company was sold in 1997 and remained with the successor, United Bank, in the same capacity through 1998. Prior to joining Patriot, Mr. Clarke was Vice President of commercial lending at Crestar Bank in Alexandria, Virginia, from 1985 to 1989. Mr. Clarke graduated from Virginia Tech with a B.S. degree in finance and marketing and actively serves as a volunteer board member on numerous related organizations. Mr. Clarke’s active and past roles include: Virginia Tech Foundation Board of Directors (Audit Chair); Board of Virginia Bankers Association; Board of Business Finance Group (an SBA Certified Development Company); Advisory Board of Salem Halifax Capital Partners; Chairman, Greater Reston Chamber of Commerce; Founding Member & Chair of the IncSpire Business Incubator; Chair of the Finance Advisory Board at Virginia Tech; Chair & Treasurer of the Adult Community Education Foundation; and President of The Pamplin College of Business Advisory Council. Mr. Clarke’s qualifications to serve on the Company’s Board of Directors include his extensive executive and directorial experience in community banks, his administrative and leadership qualities, and his knowledge of and contacts in the communities in which the Company operates, particularly the Greater Washington and Northern Virginia markets.

Continuing Directors

Set forth below is information concerning the names, ages, principal occupations and business experience for the past five years for all of the directors of the Company whose terms continue beyond the 2021 Annual Meeting of Shareholders, as well as the particular experience, qualifications, attributes or skills that led the Board of Directors to conclude that each should serve as a director.

Serving Until the 2022 Annual Meeting of Shareholders

John W. Breda, 59, has served as a director of the Company and Delmarva since 2018. Mr. Breda has served as President and Chief Operating Officer of the Company since November 2019. He previously served as President and Chief Executive Officer of the Company since July 2017. He has been the President and Chief Executive Officer of Delmarva since July 2017. He joined the Company and Delmarva as Executive Vice President and Chief Credit Officer in August 2012. Prior to joining the Company, he served as Vice President of the Commercial Banking Team Leader/Group Manager, at M&T Bank from May 2011, and of Wilmington Trust Company from 1995 until that company was acquired by M&T Bank. Mr. Breda has over 31 years of banking experience. He is a graduate of the Stonier Graduate School of Banking. Mr. Breda’s service on the Board of Directors is supported by his many years of banking experience, and his knowledge of the Company’s business and its market areas.

George P. Snead, 51, has served as a director of the Company since November 2019 and as a director of Virginia Partners since it was established in 2007. Mr. Snead is a partner in Parrish Snead Franklin Simpson, PLC, a general practice law firm located in Fredericksburg, Virginia. Mr. Snead’s practice centers on estate planning and commercial transactions, specifically including commercial real estate purchases/sales, commercial leases, business organizations, and lending transactions. Mr. Snead graduated from Davidson College with a Bachelor of Arts in Economics, and he received his law degree from the College of William and Mary. He has served as a member of the Board of Directors of Germanna Community College Educational Foundation, the Central Virginia Housing Coalition, the Massad Branch of the YMCA, the Fredericksburg Regional Chamber of Commerce, the Board of Directors of the Central Rappahannock Heritage

Center and the Board of Trustees of the Community Foundation of the Rappahannock River Region. Mr. Snead’s experience in and knowledge of commercial real estate matters provide valuable contributions to the Company’s Board of Directors.

Jeffrey F. Turner, 72, has served as a director of the Company and Delmarva since 2009, and as Chairman of the Board of Directors since January 2012. Until his retirement in 2008, Mr. Turner served as President and CEO of Mercantile Peninsula Bank and its predecessor, Peninsula Bank, from 1994 to 2008. He has over 44 years of banking experience. Over the years, he has been a member of the Salisbury Area Chamber of Commerce, member of the Greater Salisbury Committee, member of the Wicomico County Economic Development Committee, and member of the Somerset County Economic Development Committee. Mr. Turner is the former Chairman of the Board of the Peninsula Regional Medical Center, former President of the Life Crisis Center, Inc. and former member of the Board of Visitors of the University of Maryland, Eastern Shore. Currently, Mr. Turner serves as a Trustee of the John B. Parsons Home Foundation, a Corporate Member of the Community Foundation of the Eastern Shore, and as a Director of Qlarant, one of the first quality review organizations for the Centers of Medicare and Medicaid. Mr. Turner is a graduate of Towson University with a degree in Economics. Mr. Turner’s service on the Board of Directors is supported by his extensive executive and directorial experience in community banks, his administrative and leadership qualities, and his knowledge of and contacts in the communities in which Delmarva operates.

Serving Until the 2023 Annual Meeting of Shareholders

Lloyd B. Harrison, III, 63, has served as a director of the Company since November 2019 and as a director of Virginia Partners since it was established in 2007. Mr. Harrison has served as Chief Executive Officer of the Company since November 2019. Mr. Harrison served as President, Treasurer, Secretary and Chief Operating Officer of Virginia Partners from its inception in 2007 to July 2014, at which time he became President and Chief Executive Officer of Virginia Partners. In December 2020, Mr. Harrison ceased serving as President of Virginia Partners but continues to serve as Chief Executive Officer of Virginia Partners. Prior to his service to Virginia Partners, Mr. Harrison served as President and Chief Executive Officer of Mercantile Southern Maryland Bank and its predecessor, Calvert Bank and Trust, from 2001 to 2007. He has over 36 years of banking experience. Over the years, he has served on the boards of many civic and charitable organizations. Mr. Harrison is a former chairman of the board of directors of Asbury Communities, Inc. and a former director of Westminster American Insurance Company. Currently, Mr. Harrison serves as the Chairman of The Fredericksburg Regional Alliance and is the past chairman of the board of directors of the Virginia Association of Community Banks. He is a trustee and the treasurer of The George Washington Foundation. He has an undergraduate degree in English from The University of Virginia and a Master in Business Administration from The College of William & Mary. Mr. Harrison’s extensive banking, leadership, and governance experience provide valuable contributions to the Company’s Board of Directors.

Kenneth R. Lehman, 61, has served as a director of the Company and Delmarva since 2014 and has served as a director of Virginia Partners since 2016. He is a private investor and former banking and securities attorney. Over the last five years, Mr. Lehman has served as a director of several banks and bank holding companies, including three companies registered under

Section 12 of the Exchange Act: Four Oaks Fincorp where he served as a director from 2014 through November 2017, First Capital Bancorp, Inc., where he served as a director from 2012 through January 2016, and Village Bank and Trust Financial Corp., where he served as a director from June 2016 to May 2018. In addition to his service as a director of the Company, Delmarva and Virginia Partners, Mr. Lehman currently serves as a director of Heritage Southeast Bancorporation and its wholly-owned subsidiary Heritage Southeast Bank, McDonough, Georgia, Marine Bancorp of Florida and its wholly-owned subsidiary Marine Bank and Trust Company, Vero Beach, Florida, and BankFLORIDA, Jupiter, Florida. Mr. Lehman’s extensive experience as a director of financial institutions and as an advisor to financial institutions is invaluable to the Board of Directors in governance and strategic thinking.

Steven R. Mote, 55, has served as a director of the Company since April 2020 and as a director of Virginia Partners since 2014. Mr. Mote is the President and Chief Executive Officer of Mote Management Company Inc., which he founded in 1991. Mote Management Company Inc. is a diversified real estate management and development company that operates primarily in the Southern Maryland market. The company owns and manages apartment communities, retail shopping centers, commercial mixed-use projects, car washes, and mini storage facilities. Mr. Mote has been active in a number of professional and civic organizations. He previously served as a director of Mercantile Southern Maryland Bank prior to the bank being purchased by PNC. Mr. Mote is a past President of the Waldorf Lions Club and served on the College of Southern Maryland’s Foundation Board and the local United Way board. Mr. Mote’s extensive business experience and knowledge of real estate matters in the Company’s Maryland market area support his service on the Board of Directors.

James A. Tamburro, 54, has served as a director of the Company and Delmarva since 2018. He previously served as a director of Liberty Bell Bank, a bank that was previously acquired by the Company. He has been an attorney in private practice with Tamburro Law Office, in Marlton, New Jersey, since 1999, and since 2014 he has been co-owner and manager of Global Contact Publishing Co.; and since 2016 a commercial/residential real estate broker with Berkshire Hathaway Real Estate, Marlton, New Jersey. Since 2012 he has served as an Ambassador of Georgetown University’s Alumni Admissions Program. Mr. Tamburro is a graduate of Georgetown University, where he earned a B.A., and Widener University School of Law, where he earned his J.D. Mr. Tamburro’s knowledge of real estate finance and investing, along with his experience as a director of Liberty Bell Bank and Delmarva and his knowledge of and contacts in Delmarva’s New Jersey market area support his service on the Board of Directors.

CORPORATE GOVERNANCE

Director Independence

As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board must qualify as “independent,” as affirmatively determined by the board. Consistent with this consideration, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company and its senior management, the Company’s Board of Directors has affirmatively determined that each director and nominee for director, other than Mr. Breda and Mr. Harrison, is currently an “independent director” within the meaning of the applicable Nasdaq listing standards. John A. Janney also served as a director of the Company in 2020 until his service as a director ended at the Company’s 2020 Annual Meeting. During 2020, the Board of Directors determined that each director who served during 2020, other than Mr. Breda and Mr. Harrison, was an independent director as well. Each current director also served as a director during 2020 other than Mr. Clarke. Mr. Clarke was appointed to the Company’s Board of Directors by the Company’s Board of Directors on February 8, 2021. In determining that Mr. Clarke is an independent director in connection with his appointment to the Board of Directors, the Board of Directors considered Mr. Clarke’s consulting relationship with Virginia Partners and all other relevant information.

In reaching these conclusions, the Company’s Board of Directors found that none of the directors or nominees for director determined to be independent had a material or other disqualifying relationship with the Company. The Board of Directors was aware of and considered the loan and deposit relationships with directors and their related interests which Virginia Partners and Delmarva enter into in the ordinary course of business, which are disclosed under “Certain Relationships and Related Party Transactions” described below as well as the employment and consulting arrangements described under “Director Compensation” and “Executive Compensation.”

Board Leadership Structure

The Board of Directors has an independent Chairman who has authority, among other things, to preside over Board of Directors meetings, including meetings of shareholders, and shall have such powers and duties as may, from time to time, be assigned by the Board of Directors. Accordingly, the Chairman has substantial ability to shape the work of the Board of Directors. We believe that having separate positions for the Chairman of the Board of Directors and the Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of the Company’s business and affairs. In addition, we believe that having an independent Chairman of the Board of Directors creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in our best interests and those of our shareholders. As a result, we believe that having an independent Chairman of the Board of Directors can enhance the effectiveness of our Board of Directors as a whole.

Role of the Board in Risk Oversight

A key function of the Board of Directors is informed oversight of our risk management process. The Board of Directors has a standing Risk Committee to assist the Board of Directors in overseeing the Company’s management of its financial, operational, information technology (to include cyber risk), credit, market, capital, liquidity, reputation, strategic, legal, compliance, model and other risks and to oversee the Company’s enterprise risk management framework. In addition, other standing committees address risks inherent in their respective areas of oversight. The Audit & Compliance Committee oversees and discusses with management the Company’s major financial and other risk exposures and the steps that management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Audit & Compliance Committee also reviews with management the categories of risk the Company faces by line of business, product and region. The Audit & Compliance Committee holds a joint meeting with the Risk Committee at least once per year.

Management periodically reports to the Board of Directors or the relevant committee, which provides guidance on risk assessment and mitigation. Each committee charged with risk oversight reports to the Board of Directors on relevant matters and committee activities.

The Company currently has no policy with respect to transactions that are designed to hedge or offset decreases in the market value of securities granted to employees or directors as part of the compensation of the employee or director or otherwise held directly or indirectly by the employee or director. Under the Company’s Insider Trading Policy, directors, officers and any designated employees of the Company and its subsidiaries should obtain pre-clearance from the Company’s Chief Executive Officer or Chief Financial Officer for trades involving the Company’s securities, including derivative securities relating to the Company’s common stock.

Meetings of the Board of Directors

The Board of Directors met six times during 2020. Each director in 2020 attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served during the portion of the year for which he or she was a director or committee member.

As required under applicable Nasdaq listing standards, in 2020, our independent directors met in regularly scheduled executive sessions at which only independent directors are present.

The Company has not adopted a formal policy on directors’ attendance at annual meetings of shareholders, although all directors are encouraged to attend. All directors of the Company attended the 2020 Annual Meeting of Shareholders on April 30, 2020.

Committees of the Board of Directors

The Board of Directors has a standing Audit & Compliance Committee, Compensation Committee and Governance & Nominating Committee. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each of these committees currently meets the applicable Nasdaq rules and regulations regarding “independence.” The Board of Directors also has a standing Risk Committee, as discussed above under “Role of the Board in Risk Oversight.”

Audit & Compliance Committee

The Audit & Compliance Committee assists the Board of Directors in overseeing:

●	the quality and integrity of the accounting and financial reporting processes and financial statement audits of the Company and its subsidiaries;
●	the independent registered public accounting firm’s qualifications and independence;
●	the performance of the Company’s internal audit function and independent registered public accounting firm;
●	the Company’s compliance with legal and regulatory requirements; and
●	the Company’s disclosure controls and procedures and internal control over financial reporting.

Current members of the Audit & Compliance Committee are Mr. Granger (Chair), Ms. Albertine, Mr. Mote and Mr. Wheatley. In addition, John A. Janney served as a member of the Audit & Compliance Committee in 2020 until his service as a director ended at the Company’s 2020 Annual Meeting. The Board of Directors has determined that the current members of the Audit & Compliance Committee are independent under the heightened standards of independence required by Section 5605(c)(2)(A) of the Nasdaq rules and SEC Rule 10A-3. The Board of Directors has also determined that the members serving on the Audit & Compliance Committee in 2020 were independent under the heightened standards of independence required by Section 5605(c)(2)(A) of the Nasdaq rules and SEC Rule 10A-3, except with regard to Mr. Granger’s service on the Audit & Compliance Committee prior to July 2020. Mr. Granger is the Managing Partner of Granger & Magee, PA, an accounting firm that received a $475 fee in June 2020 for tax and consulting services performed for Delmarva. A company that lists its stock on Nasdaq in connection with the initial public offering of its securities is eligible to use applicable Nasdaq and SEC transition rules to phase in compliance with certain audit committee independence requirements over a period of one year from the date of effectiveness of its initial registration statement. The Company relied on this phase-in period with respect to the independence of Mr. Granger under applicable Nasdaq and SEC transition rules prior to July 2020 and all members of the Audit & Compliance Committee satisfied the independence requirements of the Nasdaq listing standards and applicable SEC regulations by the end of the phase-in period in July 2020. The Board of Directors determined that the Company’s reliance on the exemption applicable during the phase-in period in 2020 did not adversely affect the ability of the Audit & Compliance Committee to act independently or to satisfy the other requirements of the Nasdaq listing standards and applicable SEC regulations.

In addition, at least one member of the Audit & Compliance Committee has past employment experience in finance or accounting or comparable experience which results in the individual’s financial sophistication. The Board of Directors has also determined that Mr. Granger qualifies as an “audit committee financial expert” within the meaning of applicable regulations of the SEC.

The Audit & Compliance Committee met nine times during 2020. The Board of Directors has adopted a written Audit & Compliance Committee charter that is publicly available in the “Who We Are” section of our website at www.partnersbancorp.com.

Report of the Audit Committee of the Board of Directors

The Audit & Compliance Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with management of the Company. The Audit & Compliance Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit & Compliance Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit & Compliance Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit & Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020.

Mark L. Granger

Mona D. Albertine

Steven R. Mote

Robert C. Wheatley

Compensation Committee

The Compensation Committee assists the Board of Directors in its responsibilities relating to compensation of the Company’s executive officers and has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company as they affect the executive officers.

Current members of the Compensation Committee are Mr. Mote (Chair), Mr. Granger, Mr. Lehman and Mr. Turner. These individuals also served as members in 2020; in addition, John A. Janney served as a member of the Compensation Committee until his service as a director ended at the Company’s 2020 Annual Meeting. The Board of Directors has determined that the current members of the Compensation Committee are (and that all of the members of the Compensation Committee serving during 2020 were) independent under applicable Nasdaq listing standards.

The Company’s executive compensation program is designed to attract and retain highly skilled and motivated officers who will manage the Company in a manner to promote our growth and profitability, prudently preserve our capital, and advance the interests of our shareholders. Delmarva and Virginia Partners currently have separate compensation programs. Compensation for executive officers of the Company, each of whom is also an executive officer of Delmarva or Virginia Partners, is initially approved by the board of directors or a committee of the board of directors of the respective bank and then approved by the Compensation Committee of the Company. In their roles as chief executive officer of the respective banks, Mr. Harrison and Mr. Breda may make recommendations regarding the compensation of executive officers. The Compensation Committee reviews the compensation for executive officers of the Company to ensure that it is appropriate.

As noted in Proposal Four below, the Company’s Board of Directors approved the Partners

Bancorp 2021 Incentive Stock Plan on January 27, 2021, upon the recommendation of the Compensation Committee. The Company believes that equity incentive awards designed to reward long-term growth and profitability, to align compensation with shareholder interests and to attract and retain highly qualified executives are an essential component of a competitive compensation program. Subject to approval by shareholders at the Annual Meeting, the 2021 Incentive Stock Plan will become effective as of May 19, 2021 and will be administered by the Compensation Committee.

The Compensation Committee met six times during 2020. The Board of Directors has adopted a written Compensation Committee charter that is publicly available in the “Who We Are” section of our website at www.partnersbancorp.com.

Governance & Nominating Committee

The Governance & Nominating Committee identifies and evaluates qualified candidates and recommends nominees to the Board of Directors for election by shareholders or to fill any vacancies, oversees the annual evaluation of the Board of Directors, and assesses governance policies and practices and reports to the Board of Directors as needed. The Governance & Nominating Committee also evaluates and recommends director compensation to the Company’s Board of Directors for approval.

Current members of the Governance & Nominating Committee are Mr. Tamburro (Chair), Mr. Lehman, Mr. Snead and Mr. Turner. These individuals also served as members in 2020. The Board of Directors has determined that the current members of the Governance & Nominating Committee are (and that all of the members of the Governance & Nominating Committee serving during 2020 were) independent under applicable Nasdaq listing standards.

The Governance & Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Governance & Nominating Committee also generally considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company and its shareholders. The Governance & Nominating Committee retains the right to modify these qualifications from time to time as it deems appropriate.

Candidates for director are reviewed in the context of the current composition of the Board of Directors, including the size, organization, leadership and structure of the Board of Directors, the operating requirements of the Company and the long-term interests of shareholders.

In conducting the review of candidates for director, the Governance & Nominating Committee typically considers age, skills and such other factors as it deems appropriate, given our current needs and the needs of the Board of Directors, to maintain a balance of knowledge, experience and capability. Although the Company has no formal policy regarding diversity, as a matter of practice in its evaluation of candidates, the Governance & Nominating Committee considers whether the Board of Directors, as a whole, is diverse and includes individuals with various backgrounds, career experience, technical skills, industry knowledge and experience, financial expertise and local or community ties. The Governance & Nominating Committee also evaluates and makes a recommendation to the Board of Directors regarding whether each candidate is independent for Nasdaq purposes and under applicable SEC rules and regulations. Generally, potential candidates are identified and suggested by members of the Board of Directors or management using their business networks. The Governance & Nominating Committee may also engage, if it deems appropriate, a professional search firm or other third-party advisor. The Governance & Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Governance & Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors.

Although the Governance & Nominating Committee has no formal policy with respect to the consideration of director candidates recommended by shareholders, the committee will consider candidates for directors proposed by shareholders in writing. Such written submissions should include the name, address, and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All shareholder recommendations should be submitted to the attention of the Governance & Nominating Committee of the Board of Directors, Partners Bancorp, 2245 Northwood Drive, Salisbury, Maryland 21801, and must be received by November 1, 2021 to be considered by the Governance & Nominating Committee for the 2022 election of directors. Any candidate recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Governance & Nominating Committee.

The Governance & Nominating Committee met four times during 2020. The Board of Directors has adopted a written Governance & Nominating Committee charter that is publicly available in the “Who We Are” section of our website at www.partnersbancorp.com.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the entire Board of Directors or any member of the Board of Directors by addressing correspondence to the Board of Directors or to the individual director and sending such communication to the Corporate Secretary at Partners Bancorp, 2245 Northwood Drive, Salisbury, Maryland 21801. All communications so addressed will be forwarded to the Chairman of the Board of Directors (in the case of correspondence addressed to the Board of Directors), or to the individual director.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its directors, executive officers and employees (the “Code”). The Code is available in the “About Us” section of our website at www.partnersbancorp.com. If the Company chooses to no longer post the Code on its website, it will provide a free copy to any person upon written request to Partners Bancorp, c/o Office of the President, 2245 Northwood Drive, Salisbury, Maryland 21801. The Company intends to provide any required disclosure of any amendment to or waiver from the Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, in the “About Us” section of our website at www.partnersbancorp.com promptly following the amendment or waiver. The Company may elect to disclose any such amendment or waiver in a report on Form 8-K filed with the SEC either in addition to or in lieu of the website disclosure.

The information contained on or connected to the Company’s website is not incorporated by reference in this Proxy Statement and should not be considered part of this or any other report that the Company files or furnishes to the SEC.

Legal Proceedings and Family Relationships

The Board of Directors is not aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any director or executive officer; nor is the Board of Directors aware of any family relationship between any director or executive officer.

Certain Relationships and Related Party Transactions

Delmarva and Virginia Partners have had, and expect to have in the future, banking transactions, including loans, in the ordinary course of business with some of the Company’s, Delmarva’s and Virginia Partners’ directors and executive officers and their associates. All of such transactions have been on substantially the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Loans to insiders require approval by the respective bank’s Board of Directors, with any interested director not participating. Delmarva and Virginia Partners also apply the same standards to any other transaction with an insider. Additionally, loans to directors or their related parties must be approved by the respective bank’s Directors’ Loan Committee and are reported to the Company’s Board of Directors and Audit & Compliance Committee. Other related party transactions involving directors must be reviewed and approved by the Board of Directors or a designated committee.

The maximum aggregate amount of loans (including lines of credit) to officers, directors and affiliates of the Company during the year ended December 31, 2020 and December 31, 2019 amounted to $25.9 million and $20.4 million, respectively. This represents approximately 19.0% and 15.6% of the Company’s total shareholders’ equity at December 31, 2020 and 2019, respectively. The aggregate amount of such loans outstanding at December 31, 2020 and 2019 to individuals who were officers, directors or affiliates of the Company during the year was $19.8 million and $15.6 million, respectively. None of such loans was classified as past due, nonaccrual or troubled debt restructurings at December 31, 2020 or 2019. In the opinion of the Company’s Board of Directors, the terms of these loans are no less favorable to Delmarva or Virginia Partners than terms of the loans from Delmarva or Virginia Partners to unaffiliated parties. At the time each loan was made, management believed that these loans involved no more than the normal risk of collectability and did not present other unfavorable features.

Executive Officers Who Are Not Directors

Set forth below is information as of March 22, 2021, concerning the name, age, positions held with the Company, the term of office as an executive officer and business experience for the past five years for each of the Company’s executive officers who are not directors. The biographies for Mr. Harrison and Mr. Breda are included above in the section titled “Proposal One – Election of Directors.”

J. Adam Sothen, 44, has served as Chief Financial Officer of the Company since November 2019 and Executive Vice President and Chief Financial Officer of Virginia Partners since April 2018. From June 2017 through March 2018, Mr. Sothen served as Executive Vice President and Chief Financial Officer of Sonabank and Sonabank’s parent company, Southern National Bancorp of Virginia, Inc. Previous to that, Mr. Sothen was employed by EVB as Vice President and Corporate Controller from June 2010 until October 2012, and from September 2011 through June 2017, as Executive Vice President and Chief Financial Officer of EVB and EVB’s parent company, Eastern Virginia Bankshares, Inc.

Elizabeth (“Betsy”) J. Eicher, 42, has served as Chief Accounting Officer of the Company since November 2019 and Senior Vice President and Chief Financial Officer of Delmarva since 2015. Ms. Eicher also served as Senior Vice President and Chief Financial Officer of the Company from 2015 to November 2019. She is a graduate of Salisbury University with a B.A. in Accounting, and she has a B.S. in Psychology from the University of Pittsburgh at Johnstown. Prior to joining the Company and Delmarva, she was an Accounting Manager at TGM Group LLC, where she had served in progressively responsible roles as an accountant on external audits since 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 15, 2021, the amount and percentage of the common stock of the Company beneficially owned by each director, each named executive officer and all directors and current executive officers of the Company as a group. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the securities shown. The business address of each director and executive officer is the Company’s principal address. For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days (“presently exercisable”). Unless otherwise indicated, none of the shares listed below are pledged as collateral for a loan.

Name of Beneficial Owner	Number of Shares of Common Stock		Shares Subject to Exercisable Options	Total Number of Shares Beneficially Owned	Percent of Class (1)
Directors
Mona D. Albertine	49,647	(2)	4,638	54,285	*	%
John W. Breda	29,946		—	29,946	*
Michael W. Clarke	104,439		—	104,439	*
Mark L. Granger	28,030	(3)	—	28,030	*	%
Lloyd B. Harrison, III	169,108	(4)	30,062	199,170	1.12%
Kenneth R. Lehman	7,386,431	(5)	—	7,386,431	41.67%
Steven R. Mote	27,010		—	27,010	*
George P. Snead	14,601		4,638	19,239	*	%
James A. Tamburro	18,751	(6)	1,028	19,779	*	%
Jeffrey F. Turner	50,702	(7)	—	50,702	*	%
Robert C. Wheatley	12,820		—	12,820	*	%

Named Executive Officers Who are Not Directors
J. Adam Sothen	—		25,768	25,768	*	%
Betsy J. Eicher	—		—	—	—%

All Directors and Current Executive Officers as a Group (13 persons)	7,891,485		66,134	7,957,619	44.72%

*	Percentage of ownership is less than one percent of the outstanding shares.

(1)	Each percentage is based on 17,726,648 shares of common stock issued and outstanding on March 15, 2021.
(2)	Amount includes 46,383 shares over which Ms. Albertine shares voting and investment power with her spouse.
(3)	Amount includes 991 shares over which Mr. Granger shares voting and investment power with his spouse and 18,750 shares held by his mother over which Mr. Granger shares voting and investment power.
(4)	Amount includes 80,117 shares over which Mr. Harrison shares voting and investment power with his spouse and 34,358 shares held in Mr. Harrison’s spouse’s IRA account, for which account Mr. Harrison disclaims beneficial ownership.
(5)	All of these shares are pledged as collateral for a loan.
(6)	Amount includes 700 shares held by Mr. Tamburro’s spouse over which Mr. Tamburro shares voting and investment power with his spouse, 2,683 shares held jointly over which Mr. Tamburro shares voting and investment power with his spouse, 566 shares held in Mr. Tamburro’s spouse’s IRA account over which account Mr. Tamburro shares voting and investment power with his spouse, 488 shares held by Mr. Tamburro’s spouse as custodian for their children over which Mr. Tamburro shares voting and investment power with his spouse, 70 shares held by Mr. Tamburro’s spouse in trust for their children over which Mr. Tamburro shares voting and investment power with his spouse, and 72 shares held by Mr. Tamburro as custodian for their child over which Mr. Tamburro shares voting and investment power with his spouse.
(7)	Amount includes 29,002 shares over which Mr. Turner shares voting and investment power with his spouse and 6,012 shares held by JFT LLC, of which Mr. Turner is the sole member and owner.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, executive officers, and beneficial owners of more than 10% of the Company’s common stock to file reports concerning their ownership of and transactions in the Company’s common stock. Based on a review of the copies of those reports furnished to the Company, or written representations that no other reports were required, the Company believes that its officers and directors complied with all such filing requirements under Section 16(a) during 2020, except for Mr. Harrison and Mr. Tamburro, each of whom inadvertently omitted certain holdings from his timely filed initial Form 3.

EXECUTIVE COMPENSATION

The Company’s executive compensation program is designed to attract and retain highly skilled and motivated officers who will manage the Company in a manner to promote our growth and profitability, prudently preserve our capital, and advance the interests of our shareholders.

Delmarva and Virginia Partners currently have separate compensation programs. Compensation for executive officers of the Company, each of whom is also an executive officer of Delmarva or Virginia Partners, is initially approved by the board of directors or a committee of the board of directors of the respective bank and then approved by the Compensation Committee of the Company. In their roles as chief executive officer of the respective banks, Mr. Harrison and Mr. Breda may make recommendations regarding the compensation of executive officers.

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the past two years to the following individuals (referred to herein as “named executive officers”):

●	Lloyd B. Harrison, III, Chief Executive Officer of the Company;
●	John W. Breda, President and Chief Operating Officer of the Company; and
●	J. Adam Sothen, Chief Financial Officer of the Company, who was not a named executive officer for 2019.

Except for Mr. Breda’s transaction bonus in 2019, which was paid by the Company, all compensation in the following table was paid by Delmarva for Mr. Breda, who is an employee of Delmarva, and by Virginia Partners for Mr. Harrison and Mr. Sothen, who are employees of Virginia Partners. The Company shares the cost of compensation for the executive officers of the Company based on cost-sharing arrangements with each of Delmarva and Virginia Partners.

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus (4)	Awards	Awards	Compensation (5)	Earnings	Compensation(6)	Total
Lloyd B. Harrison, III Chief Executive Officer, Company; Chief Executive Officer, Virginia Partners (1)	2020	$315,869	$32,443	$—	$—	$56,269	$—	$37,257	$441,838
	2019	$33,846	$525,000	$—	$—	$66,000	$—	$51,350	$676,196
John W. Breda President and Chief Operating Officer, Company; President and Chief Executive Officer, Delmarva (2)	2020	$302,500	$30,000	$—	$—	$—	$—	$26,068	$358,568
	2019	$266,447	$1,089,267	$—	$—	$—	$—	$32,778	$1,388,492
J. Adam Sothen Chief Financial Officer, Company; Executive Vice President and Chief Financial Officer, Virginia Partners (3)	2020	$208,787	$21,654	$—	$—	$25,546	$—	$12,980	$268,967

(1)	Mr. Harrison became Chief Executive Officer of the Company on November 15, 2019 in connection with the Share Exchange.
(2)	Mr. Breda served as Chief Executive Officer of the Company until November 15, 2019.
(3)	Mr. Sothen became Chief Financial Officer of the Company on November 15, 2019 in connection with the Share Exchange and became a named executive officer of the Company in 2020.
(4)	For Mr. Harrison, for 2020, reflects a $30,000 discretionary bonus awarded for performance outside of the Virginia Partners management incentive plan and a $2,443 bonus under the Virginia Partners Discretionary Profit Sharing Plan. For Mr. Harrison, for 2019, reflects a $500,000 transaction bonus paid in connection with the Share Exchange and a $25,000 discretionary bonus awarded for performance outside of the Virginia Partners management incentive plan. For Mr. Breda, for 2020, reflects a $30,000 discretionary bonus awarded for performance. For Mr. Breda, for 2019, reflects a $1,048,000 transaction bonus paid in connection with the Share Exchange and a $41,267 discretionary bonus awarded for performance. For Mr. Sothen, for 2020, reflects a $20,000 sign on bonus from when he joined Virginia Partners in April 2018 that was paid in 2020 and a $1,654 bonus under the Virginia Partners Discretionary Profit Sharing Plan.
(5)	Reflects bonus awarded for 2020 and 2019 performance under the Virginia Partners management incentive plan. Mr. Harrison’s bonus amount for 2019 has been updated from the amount disclosed in the 2019 Summary Compensation Table.
(6)	“All other compensation” for 2020 consisted of the following:

	Car	Company-paid	401(k)	Reimbursement
	Allowance/	Life Insurance	Matching	of Legal and Tax
Name	Company Car (1)	Premiums (2)	Contributions (3)	Advisor Fees	Other (4)
Lloyd B. Harrison, III	$18,598	$—	$17,100	$—	$1,559
John W. Breda	$14,436	$3,177	$8,455	$—	$—
J. Adam Sothen	$—	$—	$12,980	$—	$—

(1)	For Mr. Harrison, reflects cost to Virginia Partners to provide company-owned car, including depreciation, with all maintenance, operating and insurance expense paid by Virginia Partners. For Mr. Breda, reflects cost to Delmarva to provide company-owned car, including depreciation, with all maintenance, operating and insurance expense paid by Delmarva.
(2)	For Mr. Harrison, no amounts are included with respect to BOLI because Virginia Partners had no incremental cost attributable to BOLI in 2020. For Mr. Breda, reflects cost to Delmarva to provide supplemental life insurance per his employment agreement.
(3)	For Mr. Harrison, reflects company match of $8,550 and profit-sharing contribution of $8,550 from the Virginia Partners 401(k) and profit-sharing plan. For Mr. Sothen, reflects company match of $7,646 and profit-sharing contribution of $5,334 from the Virginia Partners 401(k) and profit-sharing plan.
(4)	For Mr. Harrison, reflects cost to Virginia Partners to reimburse for business-related club expenses per his employment agreement. Mr. Breda reimburses Delmarva for any club expenses related to personal use.

Equity Compensation

The following table sets forth, on an award by award basis, information concerning all awards of stock options held by the named executive officers at December 31, 2020. All stock options were granted with an exercise price of 100% of fair market value as determined in accordance with the Company’s equity compensation plans (including acquired plans). The number of shares subject to each award and the exercise price have been adjusted to reflect any stock dividends, stock splits and merger or share exchange assumption adjustments effected after the date of such award, but have not otherwise been modified. None of the named executive officers held any unvested restricted stock or restricted stock units at December 31, 2020.

	Option Awards				Stock Awards
	Number of	Number of			Number of	Market Value
	Securities	Securities			Shares or	of Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option	Option	Stock That	Stock That
	Options	Options	Exercise	Expiration	Have Not	Have Not
Name	Exercisable	Unexercisable	Price	Date	Vested	Vested
Lloyd B. Harrison, III	6,012	—	$5.83	1/18/2022	—	—
	11,166	—	$5.83	1/16/2023	—	—
	12,884	—	$5.83	2/24/2024	—	—
John W. Breda	—	—	$—	—	—	—
J. Adam Sothen	25,768	—	$7.72	4/16/2028	—	—

All outstanding stock options were granted under equity plans that the Company assumed in connection with a merger or share exchange. The Company does not currently have an equity plan pursuant to which new equity awards can be granted with respect to Company common stock.

As noted in Proposal Four below, the Company’s Board of Directors approved the Partners Bancorp 2021 Incentive Stock Plan on January 27, 2021, upon the recommendation of the Compensation Committee. Subject to approval by shareholders at the Annual Meeting, the 2021 Incentive Stock Plan will become effective as of May 19, 2021 and will be administered by the Compensation Committee. Assuming the 2021 Incentive Stock Plan is approved by shareholders at the Annual Meeting, the Company intends to include equity compensation as a component of its future executive compensation program designed to reward long-term growth and profitability, to align compensation with shareholder interests and to attract and retain highly qualified executives.

Employment Agreements and Benefit Plans

Lloyd B. Harrison, III. In connection with the Share Exchange, Mr. Harrison entered into a termination agreement and an employment agreement. The termination agreement terminated his pre-existing employment agreement with Virginia Partners, dated January 1, 2018, and provided for a transaction bonus of $500,000 upon effectiveness of the Share Exchange, subject to Mr. Harrison’s execution of a general release and waiver of claims.

In connection with the Share Exchange, Mr. Harrison became Chief Executive Officer of the Company, in addition to continuing to serve as Chief Executive Officer of Virginia Partners. Mr. Harrison also served as President of Virginia Partners until December 2020. Additionally, upon effectiveness of the Share Exchange, Mr. Harrison’s new employment agreement with the Company and Virginia Partners became effective. Under the new employment agreement, Mr. Harrison serves as Chief Executive Officer of the Company and as Chief Executive Officer of Virginia Partners. Subject to election requirements, Mr. Harrison will also serve as a director of the Company and Virginia Partners. On December 31, 2021, or such earlier date as the Company Board of Directors may determine, referred to herein as the management succession date, Mr. Harrison will depart the position of Chief Executive Officer of the Company, and serve only as Chief Executive Officer of Virginia Partners. Mr. Breda would become President and Chief Executive Officer of the Company at the management succession date. At December 31, 2021, Mr. Harrison may elect to continue as Chief Executive Officer of Virginia Partners, or he may elect to retire, although his compensation and benefits would continue through December 31, 2022 either way. The employment agreement has an initial term of three years and will be automatically renewed for successive one year periods, unless a party decides not to renew the agreement and provides notice thereof 60 days prior to the applicable renewal period or the agreement is terminated in accordance with its terms. Mr. Harrison will receive a base salary of $275,000 per year, increasing a minimum of ten percent on each of January 1, 2020 and January 1, 2021, with further increases being subject to the discretion of Virginia Partners’ board of directors with the recommendation of the compensation committee. Virginia Partners will also provide benefits to Mr. Harrison, such as five weeks of vacation, use of a company car, life insurance, retirement plans, reimbursement for business-related club expenses, reimbursement of legal and tax fees up to $7,500 in connection with the negotiation of the employment agreement, and all other benefits that Virginia Partners or the Company provide from time to time to senior executives. Mr. Harrison will be entitled to bonus incentive payments as approved by the Company Board of Directors and equity awards as approved by the Company Board of Directors or compensation committee. These stock awards vest upon a change in control event, as defined in the employment agreement. In connection with a change in control, Mr. Harrison will be paid three times his salary over 36 months and one times his average bonus. Mr. Harrison will also be provided with benefits during such 36-month period.

Mr. Harrison’s employment agreement will automatically terminate upon the death or “Disability,” as defined in the employment agreement, of Mr. Harrison. The Company or Virginia Partners may terminate the employment agreement immediately for “Cause,” as defined in the employment agreement, and may terminate the employment agreement without Cause upon providing 60 days prior notice. Additionally, the Company or Virginia Partners may terminate the employment agreement for regulatory purposes, which means the employment agreement needs to be revised as a result of applicable statute, rule, regulation order, agreement or understanding promulgated by any bank regulatory agency and the parties cannot agree on the changes necessary to bring the employment agreement in compliance. Mr. Harrison may terminate the employment agreement with “Good Reason,” as defined in the employment agreement, and may terminate the employment agreement without Good Reason upon providing 60 days prior notice. Additionally, Mr. Harrison may terminate the employment agreement within one year after the management succession date. In connection with a termination without Cause or for Good Reason, Mr. Harrison will be paid his salary for the longer of 12 months or the remainder of the then-current term and continue to receive health insurance. Mr. Harrison will receive the same benefits for a one year period if he terminates his employment within one year after the management succession date.

Mr. Harrison’s employment agreement contains non-compete, non-solicitation, non-interference, return of documents and confidentiality provisions. Additionally, Mr. Harrison agrees to devote his full business time and attention to his duties, and may not perform services for or obtain a financial or ownership interest in any other entity without the consent or approval of the Company and Virginia Partners boards of directors.

The Company, Virginia Partners, and Mr. Harrison intend during 2021 to amend Mr. Harrison’s employment agreement to modify the terms and conditions of his service following the management succession date.

John W. Breda. Mr. Breda had an employment agreement, dated as of December 10, 2015, with Delmarva pursuant to which he served as President and Chief Executive Officer of Delmarva. Under this agreement, Mr. Breda was entitled to an annual base salary of $265,225 during 2019. He was also entitled to incentive compensation as Delmarva’s board of directors determined, $1,000,000 of Company-paid life insurance (at standard rates), the use of an automobile with all maintenance, operating and insurance expense paid by Delmarva and participation in all other health, welfare, benefit, stock option and bonus plans, if any, generally available to officers or employees of Delmarva. The employment agreement also provided for payment of certain severance and other benefits in the event of Mr. Breda’s termination of employment under various scenarios.

In connection with the Share Exchange, Mr. Breda entered into a termination agreement with respect to his 2015 employment agreement and into a new employment agreement. The termination agreement terminated the 2015 employment agreement and provided for a transaction bonus of $1,048,000 and transfer of an automobile to Mr. Breda for nominal consideration upon effectiveness of the Share Exchange, subject to Mr. Breda’s execution of a general release and waiver of claims.

In connection with the Share Exchange, Mr. Breda became Chief Operating Officer of the Company, in addition to continuing to serve as President and Chief Executive Officer of Delmarva. Additionally, upon effectiveness of the Share Exchange, Mr. Breda’s new employment agreement with the Company and Delmarva became effective. Under the new employment agreement, Mr. Breda serves as Chief Operating Officer of the Company and President and Chief Executive Officer of Delmarva. Subject to election requirements, Mr. Breda will also serve as a director of the Company and Delmarva. The employment agreement has an initial term of three years and will be automatically renewed for successive one year periods, unless a party decides not to renew the agreement and provides notice thereof 60 days prior to the applicable renewal period or the agreement is terminated in accordance with its terms. Mr. Breda will receive a base salary of $275,000 per year, increasing a minimum of ten percent on January 1, 2020 and January 1, 2021, with further increases being subject to the discretion of Delmarva’s board of directors with the recommendation of the compensation committee. Delmarva will also provide benefits to Mr. Breda, such as five weeks of vacation, a car allowance, life insurance, retirement plans, reimbursement for business-related club expenses, reimbursement of legal and tax fees up to

$7,500 in connection with the negotiation of the employment agreement, and all other benefits that Delmarva or the Company provide from time to time to senior executives. Mr. Breda will be entitled to bonus incentive payments as approved by the Company Board of Directors and equity awards as approved by the Company Board of Directors or compensation committee. These stock awards vest upon a change in control event, as defined in the employment agreement. Also in connection with a change in control, Mr. Breda will be paid three times his salary over 36 months and one times his average bonus. Mr. Breda will also be provided with benefits during such 36-month period.

Mr. Breda’s employment agreement will automatically terminate upon the death or “Disability,” as defined in the employment agreement, of Mr. Breda. The Company or Delmarva may terminate the employment agreement immediately for “Cause,” as defined in the employment agreement, and may terminate the employment agreement without Cause upon providing 60 days prior notice. Additionally, the Company or Delmarva may terminate the employment agreement for regulatory purposes, as described above. Mr. Breda may terminate the employment agreement with “Good Reason,” as defined in the employment agreement, and may terminate the employment agreement without Good Reason upon providing 60 days prior notice. In connection with a termination without Cause or for Good Reason, Mr. Breda will be paid his salary for the longer of 12 months or the remainder of the then-current term and continue to receive health insurance.

The employment agreement also contains non-compete, non-solicitation, non-interference, return of documents and confidentiality provisions. Additionally, Mr. Breda agrees to devote his full business time and attention to his duties, and may not perform services for or obtain a financial or ownership interest in any other entity without the consent or approval of the Company and Delmarva boards of directors.

J. Adam Sothen. Upon effectiveness of the Share Exchange, Mr. Sothen became Chief Financial Officer of the Company, in addition to continuing to serve as Executive Vice President and Chief Financial Officer of Virginia Partners. Mr. Sothen continues to serve under his pre-existing employment agreement with Virginia Partners, effective as of December 1, 2018. The employment agreement had an initial term of one year and will be automatically renewed for successive one year periods, unless either party provides written notice of non-renewal 60 days prior to the end of each renewal term or the agreement is otherwise terminated in accordance with its terms. Mr. Sothen is currently entitled to a base salary of $206,000 per year, subject to increase by Virginia Partners’ board of directors or its designee. Mr. Sothen is eligible to participate in the bank’s management incentive plan or other annual incentive plan, to receive equity awards and to participate in employee benefit plans, and is also entitled to five weeks of vacation, two weeks of personal leave and reimbursement of business-related expenses.

Mr. Sothen’s employment agreement will terminate automatically upon the death of Mr. Sothen. Virginia Partners may terminate Mr. Sothen’s employment with or without “Cause,” as defined in the employment agreement, or in the event of “Incapacity,” as defined in the employment agreement, upon 90 days prior written notice. Mr. Sothen may terminate the employment agreement with “Good Reason,” as defined in the employment agreement, and may terminate the employment agreement without Good Reason upon 90 days prior written notice. In connection with a termination without Cause or for Good Reason within one year after a “Change of Control”, as defined in the employment agreement, and subject to Mr. Sothen providing a release, Mr. Sothen will receive a lump sum payment equal to two times his salary, an additional lump sum payment equal to the highest annual bonus amount, if any, earned by Mr. Sothen during the preceding three years, and continued health care benefits for himself and his family for 18 months, with the bank paying the employer portion of the premium therefor. In connection with a termination without Cause or for Good Reason at any other time, and subject to Mr. Sothen providing a release, Mr. Sothen will be paid his base salary over a period of 12 months and will receive continued health care benefits for himself and his family for 12 months, with the bank paying the employer portion of the premium therefor.

The employment agreement also contains confidentiality, non-competition, non-piracy, and non-solicitation provisions.

Virginia Partners Bank Management Incentive Plan. Virginia Partners maintains a management incentive plan for the purpose of awarding annual cash bonuses to certain employees of the bank, including Mr. Harrison and Mr. Sothen, based on the achievement of annual performance objectives established each year under the plan. The plan is designed to reward performance against key bank-wide strategic objectives. Each year the compensation committee of the board of directors of Virginia Partners develops a template setting forth the percentage of base salary opportunity, performance measures and goals selected from the bank’s approved budget numbers or other objective measure and weightings assigned to each of the performance measures. The performance measures, goals and weightings assigned to them may change from year to year. The compensation committee of the board of directors of Virginia Partners approves or ratifies the amount of the bonus payout for each participant following the end of the annual performance period. Bonus payouts for executive officers of the Company are also reviewed and approved by the Company’s Compensation Committee.

Bank-Owned Life Insurance. Virginia Partners offers life insurance benefits to certain employees, including Mr. Harrison, in the form of a split dollar plan. Under the split dollar plan, Virginia Partners owns the policy and cash values provide an annual return to Virginia Partners while providing a term insurance benefit to Mr. Harrison, utilizing bank owned life insurance (BOLI) with a portion of the death benefit endorsed to Mr. Harrison through a split dollar agreement. The amount endorsed under the BOLI equals 100% of Mr. Harrison’s base salary at the time of death.

Health and Welfare Benefits.   Delmarva and Virginia Partners provide health and welfare benefits to its executive officers, including the named executive officers, generally on the same basis as for all full-time employees of Delmarva and Virginia Partners. These benefits include medical, dental and vision insurance benefits, short-term and long-term disability insurance and life insurance coverage. The Company utilizes a partially self-funded medical plan and pays a portion of the premium attributable to each employee.

401(k) Plan. Delmarva’s 401(k) plan allows all officers and employees of Delmarva working 1,000 hours or more in a calendar year to defer a portion of their compensation and provides a match of up to 3% of their base salaries, subject to certain IRS limitations. While the decision to match employee contributions is discretionary, all employees receive the same percentage match. During 2020, Delmarva made the maximum matching contributions.

Virginia Partners’ 401(k) and profit-sharing plan allows all officers and non-temporary employees of Virginia Partners to defer a portion of their compensation and provides a match of up to 3% of their base salaries, subject to certain IRS limitations. Through September 30, 2020, the plan also provided a profit-sharing contribution of 3% of base salary to all employees. Effective October 1, 2020, the profit-sharing contribution of 3% of base salary to all employees was changed to a discretionary profit-sharing cash bonus of 3% of base salary to all employees. While the decision to match employee contributions is discretionary, all employees receive the same percentage match. During 2020, Virginia Partners made the maximum matching contributions.

The Company, Delmarva and Virginia Partners do not maintain any non-equity incentive plans, deferred compensation, defined benefit or other defined contribution retirement plans, for named executive officers, or in which such executives may participate.

DIRECTOR COMPENSATION

During 2020, the Company, Delmarva and Virginia Partners paid an aggregate of $349,300 in director fees to the non-employee members of the Company’s  Board of Directors, including amounts paid for service as a member of the board of directors of Delmarva and Virginia Partners.

During 2020, non-employee directors of Delmarva were entitled to the following fees:

●	annual retainer fee of $10,000; and
●	annual retainer fee for chairman of the board of $24,000.

Prior to the Delmarva 2020 annual meeting held on April 21, 2020, non-employee directors of Delmarva were entitled to the following fees for meeting attendance:

●	per Delmarva board meeting attendance fee of $300; and
●	per Delmarva committee meeting attendance fee of $250.

Effective after April 21, 2020, non-employee directors of Delmarva are entitled to the same fees, except as follows:

●	per Delmarva board meeting attendance fee of $350; and
●	per Delmarva committee meeting attendance fee of $300.

During 2020, non-employee directors of the Company were entitled to the following fees:

●	annual retainer fee for the board of $5,000;
●	annual retainer fee for chairman of the board of $50,000;
●	annual retainer fee for vice chairman of the board of $15,000;
●	per Company board meeting attendance fee of $400; and

●	per Company committee meeting attendance fee of $300 ($400 for committee chair).

During 2020, non-employee directors of Virginia Partners were entitled to the following fees:

●	annual retainer fee of $6,000 ($10,000 for chairman of the board);
●	additional annual committee chair retainer of $3,000 for audit & compliance committee and $2,000 for all other committees;
●	per board meeting attendance fee of $600 ($700 for chairman of the board); and
●	per committee meeting attendance fee of $300.

The following table sets forth information regarding compensation paid to non-employee directors of the Company during the year ended December 31, 2020 for service as members of the Company’s, Delmarva’s and Virginia Partners’ boards of directors and committees. Members of the Company’s Board of Directors who are employees of the Company, Delmarva or Virginia Partners do not receive additional cash compensation for service on the board of directors or committees of the Company, Delmarva or Virginia Partners.

	Fees Earned or	Option	All Other
Name (1)	Paid in Cash	Awards(4)	Compensation	Total
Mona D. Albertine	$31,500	$—	$—	$31,500
Mark L. Granger	$29,100	$—	$—	$29,100
John A. Janney (2)	$23,133	$—	$—	$23,133
Kenneth R. Lehman	$38,300	$—	$—	$38,300
Steven R. Mote (3)	$23,900	$—	$—	$23,900
George P. Snead	$43,967	$—	$—	$43,967
James A. Tamburro	$37,650	$—	$—	$37,650
Jeffrey F. Turner	$83,100	$—	$—	$83,100
Robert C. Wheatley	$38,650	$—	$—	$38,650

(1)	Compensation for Messrs. Breda and Harrison, who are both directors and executive officers of the Company, is provided in the Summary Compensation Table above.
(2)	Mr. Janney’s service as a director of the Company ended effective April 30, 2020, when his successor was duly elected at the Company’s 2020 Annual Meeting of Shareholders. Mr. Janney served on the board of directors of Virginia Partners for all of 2020.
(3)	Mr. Mote joined the Company’s Board of Directors effective April 30, 2020, when he was duly elected at the Company’s 2020 Annual Meeting of Shareholders. Mr. Mote served on the board of directors of Virginia Partners for all of 2020.
(4)	As of December 31, 2020, the following non-employee directors held outstanding options for the purchase of Company common stock: Ms. Albertine: 4,638 options; Mr. Snead: 4,638 options; and Mr. Tamburro: 1,028 options.

The Company, Delmarva and Virginia Partners do not maintain any non-equity incentive plans or compensation programs, deferred compensation, defined contribution or defined benefit retirement plans, for non-employee directors, or in which such directors may participate.

The Company’s Board of Directors approved the Partners Bancorp 2021 Incentive Stock Plan on January 27, 2021, upon the recommendation of the Compensation Committee. Subject to approval by shareholders at the Annual Meeting, the 2021 Incentive Stock Plan will become effective as of May 19, 2021 and will be administered by the Compensation Committee. As noted in Proposal Four below, assuming the 2021 Incentive Stock Plan is approved by shareholders at the Annual Meeting, the Company anticipates granting restricted stock to director Michael W. Clarke and to two executive officers of Virginia Partners during the second quarter of 2021. Following the Annual Meeting, the Company may consider changes to the non-employee director compensation program for 2021, which may include equity compensation.

Consulting Agreement. As discussed above, Mr. Clarke was appointed to the Company’s Board of Directors by the Company’s Board of Directors on February 8, 2021. As previously disclosed by the Company, in addition to his service as a director of the Company and Virginia Partners, Mr. Clarke also provides consulting services to Virginia Partners to support the bank’s expansion efforts into the Greater Washington and Northern Virginia markets, a geography in which Mr. Clarke has substantial experience. Mr. Clarke is entitled to receive total compensation of $120,000 per year for his service as a director of the Company and Virginia Partners and for his service as a consultant to Virginia Partners. The amount of the consulting fee paid by Virginia Partners each year will be equal to the difference between $120,000 and the combined annual retainer and meeting fee compensation Mr. Clarke earns as a director of the Company and Virginia Partners for that year.

PROPOSAL TWO – ADVISORY AND NON-BINDING VOTE

TO APPROVE EXECUTIVE COMPENSATION

As required by SEC rules, we are providing shareholders the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described under the heading “Executive Compensation,” our executive compensation program is designed to attract and retain highly skilled and motivated officers who will manage the Company in a manner to promote our growth and profitability, prudently preserve our capital, and advance the interests of our shareholders. Please read the “Executive Compensation” discussion beginning on page 25 for additional details about our executive compensation program, including information about the fiscal year 2020 compensation of our named executive officers.

The Compensation Committee reviews the compensation for executive officers of the Company to ensure that it is appropriate. We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement by voting for this proposal. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. Accordingly, we are asking shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation disclosure, compensation tables and related disclosure.”

This say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and we will consider our shareholders’ concerns and the outcome of this vote when making future compensation decisions regarding our executive officers.

We anticipate that the next vote on a say-on-pay proposal will occur at the 2022 Annual Meeting of Shareholders.

Vote Required and Board Recommendation. With respect to Proposal Two, votes may be cast in favor or against, or you may abstain from voting. If a quorum is present, Proposal Two will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions or broker non-votes will have no effect on the outcome of Proposal Two.

The Board of Directors recommends that shareholders vote FOR approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

PROPOSAL THREE – ADVISORY AND NON-BINDING VOTE ON

FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by SEC rules, we are asking shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal Three (commonly known as a “say-on-pay frequency” proposal), shareholders may indicate whether they would prefer to have the say-on-pay vote every one, two or three years.

The Board of Directors believes a frequency of every year is the optimal frequency for the say-on-pay vote so that shareholders may annually express their views on our executive compensation program as disclosed in the proxy statement each year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting on this proposal.

The option of one year, two years or three years that receives the highest number of votes cast in favor will be the frequency for future say-on-pay votes that has been selected by shareholders. The Board of Directors values the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of this vote when determining the frequency of future say-on-pay votes. However, because this vote is advisory and not binding on the Company or the Board of Directors in any way, the Board may decide that it is in the best interest of our shareholders and the Company to hold the say-on-pay vote more or less frequently than the option selected by our shareholders. We anticipate that the next vote on a say-on-pay frequency proposal will occur at the 2027 Annual Meeting of Shareholders.

Vote Required and Board Recommendation. With respect to Proposal Three, votes may be cast for one, two or three years, or you may abstain from voting. If a quorum is present, the option that receives the highest number of votes cast in favor will be the frequency that is selected by the shareholders. Abstentions or broker non-votes will have no effect on the outcome of Proposal Three.

The Board of Directors recommends that shareholders vote for the option of ONE YEAR as the frequency of future advisory votes on executive compensation.

PROPOSAL FOUR - APPROVAL OF THE PARTNERS BANCORP

2021 INCENTIVE STOCK PLAN

The Board of Directors is asking shareholders to approve the Partners Bancorp 2021 Incentive Stock Plan (the “Plan”), which was approved by the Board of Directors on January 27, 2021, upon the recommendation of the Compensation Committee. Subject to approval by shareholders at the Annual Meeting, the Plan will become effective as of May 19, 2021.

The Company does not currently have an equity compensation plan pursuant to which new equity awards can be granted with respect to Company common stock.

Reasons for the Plan

The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to employees and non-employee directors that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The Plan is designed to provide flexibility to the Company and certain of its subsidiaries as defined in the Plan in its ability to attract, retain the services of, and motivate key employees and non-employee directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

If approved by shareholders, the Plan will allow the Company to make grants of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), stock awards and performance units (collectively referred to as awards below) to employees and non-employee directors of the Company and certain of its subsidiaries (collectively referred to as participants below).

The Company believes that equity incentive awards designed to reward long-term growth and profitability, to align compensation with shareholder interests and to attract and retain highly qualified executives are an essential component of a competitive compensation program. Without the ability to grant such awards, the Company believes it would be at a disadvantage against its competitors for recruiting and retaining key talent. The Company anticipates that the shares of common stock that will be available for awards under the Plan if shareholders approve this proposal will provide the Company with flexibility to grant equity awards for approximately five to seven years following the Annual Meeting. However, this is only an estimate, in the Company’s judgment, based on current circumstances. The total number of shares awarded in any one year or from year to year may change based on any number of variables, such as the value of the Company’s common stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in the Company’s equity grant practices, changes in the number of eligible recipients, whether and to what extent vesting conditions applicable to equity-based awards are satisfied, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the number of shares that become available for new award grants pursuant to the terms of the Plan (for example, as a result of forfeitures), and changes in how the Company chooses to balance total compensation between cash and equity-based awards.

The following summary of certain principal features of the Plan is subject to the specific provisions contained in the full text of the Plan attached as Appendix A to this proxy statement. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan.

Plan Highlights

The Plan provides for the grant to key employees and non-employee directors of awards that may include one or more of the following: stock options, SARs, restricted stock, RSUs, stock awards and performance units. The Company believes the Plan will enable it to design an equity compensation program that is competitive in attracting, motivating, and retaining high level talent, is commensurate with the Company’s financial performance, and is generally aligned with the interests of the Company’s shareholders.

Some of the key features of the Plan that enable the Company to maintain sound governance practices in granting awards include:

●	No “Evergreen” Provision: Shares authorized for issuance under the Plan are not automatically replenished.
●	Limitation on Cash Compensation and Awards to Non-Employee Directors: The Plan generally places a $200,000 annual cap on the aggregate value of cash compensation and the aggregate grant date fair value of awards that may be granted under the Plan to any non-employee director of the Company for his or her service as a non-employee director during any fiscal year.
●	No Liberal Share Recycling: The Plan provides that shares of the Company’s common stock used to pay the exercise price of a stock option or SAR or to satisfy tax withholding obligations in connection with an award will not be added back (recycled) to the aggregate plan limit. In addition, the gross number of shares associated with a stock option or SAR exercise, and not just the net shares issued upon exercise, count against the aggregate plan limit.

●	No Discounted Stock Options or SARs: The Plan prohibits the grant of stock options and SARs with an exercise price less than the fair market value of the Company’s common stock on the grant date.
●	No Repricing of Stock Options or SARs: The Plan generally prohibits the repricing of stock options and SARs without shareholder approval.
●	Limits on Dividends and Dividend Equivalents: The Plan prohibits the payment of dividends or dividend equivalents on stock options and SARs. The Plan also provides that any dividend equivalents in connection with any award of RSUs or performance units may only be paid to the extent the underlying award is earned and vested under the plan.
●	Clawback: The Plan subjects all awards under the Plan to the terms of any repayment, clawback, or similar policy in effect at the Company from time to time as well as any similar provisions of applicable law, regulation or stock exchange requirement.
●	Term of the Plan: No awards may be granted under the Plan more than ten years from the date of shareholder approval.

Description of the Plan

Plan Term. The Plan will become effective on May 19, 2021, if it is approved by the Company’s shareholders at the Annual Meeting, and, subject to earlier termination by the Board of Directors, the Company may grant awards under the Plan until May 18, 2031.

Administration. The Plan will be administered by the Compensation Committee (the “Committee”), unless the Board of Directors determines otherwise. Subject to the terms of the Plan, the Committee will have, among other powers, the power to: (i) determine the terms and conditions upon which the awards may be made, exercised, paid and distributed; (ii)  determine all terms and provisions of each award agreement (collectively, the “Agreements”), which need not be identical; (iii) construe and interpret the Agreements and the Plan, including the ability to resolve any ambiguities and define any terms; (iv)  establish, amend, or waive rules or regulations for the Plan’s administration; (v) accelerate the exercisability of any award or the end of any performance period or the termination of any period of restriction or other restrictions imposed under the Plan to the extent permitted by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); (vi) change any performance goal; (vii) determine to what extent leaves of absence shall not be deemed interruptions of employment or service; and (viii) make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its discretion.

The members of the Committee will be indemnified by the Company against reasonable expenses, including attorneys’ fees, incurred by them in the defense of any action, suit or proceeding or any appeal therein to which they may be party by reason of any actions taken or failure to act under the Plan or any award granted or made under the Plan, and against all amounts reasonably paid by them in settlement thereof or in satisfaction of a judgment in any such action, suit, or proceeding, if they acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

The Committee, in its discretion, may delegate to any of the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company all or part of the Committee’s authority and duties under the Plan, except in the case of awards to the Company’s executive officers or any individual who is subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). If the Committee decides to delegate this authority, the Committee may establish the maximum number of shares that can be granted by such officer and may establish guidelines for the exercise of his or her authority and discretion.

Eligibility. The Plan provides that awards may be granted to key employees and non-employee directors, including members of advisory boards, of the Company and certain of its subsidiaries. Key employees include officers or other employees of the Company and certain of its subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to the Company and its subsidiaries.

If shareholders approve this proposal, approximately 220 employees and 20 non-employee directors would be eligible to receive awards under the Plan, as of March 22, 2021. Approximately six members of advisory boards would also be eligible to receive awards under the Plan as of March 22, 2021; the Committee would consider, on a case-by-case basis, whether members of advisory boards would be considered for awards under the Plan.

No Repricing. Neither the Board of Directors nor the Committee may, without obtaining prior approval of the shareholders, amend or modify the exercise price of any outstanding options or SARs, or cancel outstanding options or SARs under the Plan with an exercise price per share in excess of the then current fair market value per share for consideration payable in cash, another award or other equity securities (except as a result of certain capital adjustments or a change of control as set forth in the Plan).

Shares Available for Awards. Subject to approval by shareholders, and subject to any necessary capital adjustments as set forth in the Plan, the aggregate number of shares of the Company’s common stock reserved for issuance under the Plan is 1,250,000 shares. Shares of common stock related to an award that terminates, expires, is cancelled or lapses for any reason other than by virtue of exercise or settlement of the award, or shares of common stock issued pursuant to awards that are forfeited, will not count against this maximum. However, any shares of common stock delivered by a participant, withheld by the Company, or otherwise used to pay the exercise price of a stock option or SAR or to satisfy a participant’s tax withholding obligation will count against this maximum. When a participant exercises an option or SAR, the gross number of shares to which the option or SAR exercise relates, rather than the net number of new shares issued upon the exercise, will count against this maximum.

Subject to any necessary capital adjustments as set forth in the Plan, no more than an aggregate of 1,250,000 shares of the Company’s common stock may be issued pursuant to the exercise of incentive stock options granted under the Plan.

As of March 22, 2021, the closing price per share of the Company’s common stock as reported on the Nasdaq Stock Market was $7.30 and there were 17,726,648 shares of the Company’s common stock outstanding. Potential dilution is equal to the number of shares associated with outstanding awards plus the number of shares available for future awards under a plan divided by the sum of (a) the total number of shares of common stock outstanding and (b) the total outstanding and available shares under the plan. If the Plan had been approved by shareholders as of March 22, 2021, the potential dilution from equity awards to be granted under the Plan with respect to the 1,250,000 shares reserved would have been approximately 6.6%. While the Company is aware of the potential dilutive effect of equity awards, it also recognizes the significant motivational and performance benefits that may be achieved in connection with making such awards.

Non-Employee Director Limitations on Cash Compensation and Awards. From time to time, the Board of Directors establishes the form and amount of compensation for the Company’s non-employee directors, taking into account such factors, circumstances and considerations as it determines relevant. However, the sum of any cash compensation paid outside of, and the grant date fair value of awards granted under, the Plan during a given fiscal year to a non-employee director for service as a non-employee director generally may not exceed $200,000. The independent members of the Board of Directors may make exceptions to this limit for the Chair of the Board of Directors or other individual non-employee directors in extraordinary circumstances, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Performance-Based Compensation Awards. The Committee may grant awards under the Plan that are vested or paid only if certain performance goals are met. The performance goals for any performance-based award will be determined by the Committee and may be particular to a certain participant, may relate to performance of a subsidiary, division, strategic business unit, line of business or business segment, or may be based on the performance of the Company generally. Under the Plan, performance goals may include, but are not limited to, goals based on one or more of the following:

•

the Company’s stock value or increases therein

•

earnings per share or earnings per share growth

•

net earnings

•

total shareholder return

•

operating revenue

•

tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share

•

fully diluted earnings per share after extraordinary events

•

earnings and/or earnings growth (before or after one or more of taxes, interest,

•

non-interest income

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non-interest expense

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credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion)

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percentage of non-accrual loans to total loans or net charge-off ratio

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provision expense

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productivity

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customer satisfaction

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satisfactory internal or external audits

•

improvement of financial ratings

•

achievement of balance sheet or income statement objectives

depreciation and/or amortization), operating earnings and/or operating earnings growth

•

profits or profit growth (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•

operating cash flow

•

operating or other expenses, or growth thereof

•

operating efficiency

•

return on equity

•

return on tangible equity or return on tangible common equity

•

return on assets, capital or investment

•

sales or revenues or growth thereof

•

deposits, loan and/or equity levels or growth thereof

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working capital targets

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assets under management or growth thereof

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cost control measures

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regulatory compliance

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gross, operating or other margins

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efficiency ratio (as generally recognized and used for bank financial reporting and analysis)

•

interest income

•

net interest income

•

net interest margin

•

quality measures

•

regulatory exam results

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achievement of risk management objectives

•

achievement of strategic performance objectives

•

achievement of merger or acquisition objectives

•

implementation, management or completion of critical projects or processes

•

any component or components of the foregoing (including, without limitation, determination thereof, in the Committee’s discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, an event or series of events either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results).

Performance goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The attainment of each of the performance goals will be determined by the Committee. Except to the extent limited in an Agreement, the Committee may adjust the compensation or economic benefit due upon attainment of the performance goals, the performance goals themselves, and/or the length of the performance period in which one or more performance goals must be achieved.

Certain Terms of Awards. Unless specified below in the description of the particular awards available under the Plan or unless specified in the Plan itself, the prices, expiration dates,

consideration to be received by the Company, and other terms of each Agreement will be determined by the Committee.

Stock Option Awards. Options to purchase shares of the Company’s common stock may be awarded under the Plan, which may be designated under the Code as nonqualified stock options (which may be granted to all participants) or incentive stock options (which may be granted only to employees). The exercise price for a stock option cannot be less than 100% of the common stock’s fair market value on the date of grant (or 110% if the option is intended to be an incentive stock option and the optionee owns more than 10% of the Company’s outstanding stock). The aggregate fair market value (determined as set forth in the Plan) of shares with respect to which any participant may exercise incentive stock options during any calendar year may not exceed $100,000 or such amount specified in Section 422 of the Code. The maximum term of a stock option shall be determined by the Committee on the date of grant but may not exceed 10 years (or five years if the option is intended to be an incentive stock option and the optionee owns more than 10% of the Company’s outstanding stock). The Committee will determine the method by which the exercise price may be paid, which may include cash payment, delivery of previously acquired shares, net settlement (the cancellation of a portion of the option to cover the cost of exercising the balance of the option), a broker-assisted cashless exercise, or any combination of these methods. The Committee has discretion to impose additional restrictions, as it may deem advisable, on any shares acquired pursuant to the exercise of an option under the Plan.

SAR Awards. The Plan authorizes the grant of SARs to employees and non-employee directors. SARs give the holder the right to receive, without any payment to the Company (other than required tax withholding amounts and the rendering of services), the difference, payable in cash or stock, as specified in the Agreement, between the fair market value per share of the Company’s common stock on the date of exercise over the exercise price for the SAR  (which cannot be less than 100% of the common stock’s fair market value on the date of grant). The maximum term of a SAR shall be determined by the Committee on the date of grant but shall not exceed 10 years. A SAR may be exercised with respect to all or part of the shares of common stock upon whatever terms and conditions the Committee imposes consistent with the Plan. The Committee has discretion to impose additional restrictions, as it may deem advisable, on any shares delivered to a participant upon exercise of a SAR under the Plan.

Restricted Stock Awards. Restricted stock is stock that is subject to forfeiture and may not be sold or otherwise disposed of by a participant until the restrictions established by the Committee lapse. The restrictions may take the form of a vesting period during which the participant must remain employed or in service as a non-employee director or may require the achievement of one or more pre-established performance goals. Unless otherwise provided in the Agreement, participants receiving restricted stock are not required to make any payment to the Company therefor (other than required tax withholding amounts and the rendering of services). During the period of restriction, holders of restricted stock will have full voting rights and, unless otherwise provided in the Agreement and except with respect to restricted stock subject to one or more performance goals, will be entitled to receive all dividends and other distributions paid with respect to those shares. Unless otherwise provided in the Agreement, with respect to restricted stock subject to one or more performance goals, during the period of restriction, dividends on such shares may be accumulated but not paid to the holder unless and until the applicable performance goals have been met. If any such dividends or distributions are paid in shares, such shares shall be subject to the same restrictions on transferability as the shares of restricted stock with respect to which they were paid.

RSU Awards. RSUs represent the right to receive, without any payment to the Company (other than required tax withholding amounts and the rendering of services), shares of common stock (or an equivalent value in cash, as specified in the Agreement) after restrictions established by the Committee lapse. The restrictions may take the form of a vesting period during which the participant must remain employed or in service as a non-employee director or may require the achievement of one or more pre-established performance goals.

Holders of RSUs will have no right to vote the shares represented by the RSUs unless and until they actually receive the shares. In addition, unless otherwise provided in the Agreement, holders of RSUs will have no rights to dividend equivalents with respect to such RSUs. The Committee may provide in the Agreement for dividend equivalents with respect to the RSUs, provided that such dividend equivalents may be accumulated but not paid unless and until the period of restriction has ended and any applicable performance goals have been achieved. The Committee has discretion to impose additional restrictions, as it may deem advisable, on any shares delivered to a participant upon settlement of a RSU under the Plan.

Payment for vested RSUs may be made when the restrictions lapse, or, if provided for in the Agreement, on a delayed basis either on an elective or non-elective basis (in accordance with Section 409A of the Code). If paid on a delayed basis, the amount the participant receives may be adjusted for deemed interest, dividend equivalents, earnings or on such other basis as the Committee may provide.

Stock Awards. The Committee may grant unrestricted stock awards to employees and non-employee directors, provided, however, that no non-employee director may be granted stock awards for more than 15,000 shares in any calendar year. Participants receiving unrestricted stock awards are not required to make any payment to the Company therefor (other than required tax withholding amounts and the rendering of services). The shares subject to these unrestricted stock awards would not be subject to any restrictions and would be immediately transferable by the participant, subject to restrictions under applicable securities laws.

Performance Units. A performance unit is a fixed dollar award or an award that is valued by reference to a share of the Company’s common stock based on performance goals established and certified by the Committee. Performance units represent the right to receive, without any payment to the Company (other than required tax withholding amounts and the rendering of services), shares of common stock (or an equivalent value in cash, as specified in the Agreement) following achievement of the performance goals.

Holders of performance units have no right to vote the shares represented by the units unless and until they actually receive the shares. In addition, unless otherwise provided in the Agreement, holders of performance units will have no rights to dividend equivalents with respect to such performance units. The Committee may provide in the Agreement for dividend equivalents with respect to the performance units, provided that such dividend equivalents may be accumulated but not paid unless and until the applicable performance goals have been achieved.  The Committee has discretion to impose additional restrictions, as it may deem advisable, on any shares delivered to a participant upon settlement of a performance unit under the Plan.

Termination of Employment or Service. The Committee may provide in an Agreement for vesting of awards in connection with the termination of a participant’s employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, disability, retirement, or in connection with a change of control. Except as the Committee may provide in the applicable Agreement, in the event a participant terminates his or her employment or service with the Company for any reason, the unvested or restricted portion of an award under the Plan will be forfeited. Unless otherwise provided in the Agreement or as required by applicable law, in determining cessation of employment or service, transfers between the Company and any subsidiary and changes in status between that of an employee and a non-employee director will be disregarded.

Change of Control. The Committee may, at the time an award is made or thereafter, take such action as it deems appropriate in connection with a change of control (as defined in the Plan). These actions may include, but are not limited to, the following actions: (i) provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such award so that such award may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase, settlement or cancellation of an award by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such award or realization of such participant’s rights had such award been currently exercisable or payable; (iii) provide for the replacement of any stock-settled award with a cash-settled award; (iv) make such adjustment to an outstanding award as the Committee deems appropriate to reflect such change of control to retain the economic value of the award; or (v) cause an outstanding award to be assumed, or new rights substituted therefor, by the acquiring or surviving entity in such change of control.

Adjustments. In the event of a stock dividend, stock split, reverse stock split or combination of shares, spin-off, recapitalization, merger in which the Company is the surviving corporation, consolidation, reorganization, reclassification, exchange of shares or similar change in the Company’s capital stock in which the number or class of shares is changed, the number and kind of shares or securities of the Company to be issued under the Plan (under outstanding awards and awards to be granted in the future), the exercise price of options and/or SARs, any applicable annual limits on and the aggregate number and kind of shares for which awards thereafter may be made, and other relevant provisions shall be proportionately, equitably and appropriately adjusted by the Committee. Where an award being adjusted is an option or is subject to or falls under an exemption from Section 409A of the Code, the adjustment of any option and/or SAR shall also be effected so as to comply with Section 424(a) of the Code and not to constitute a modification within the meaning of Section 424(h) of the Code or Section 409A of the Code, as applicable.

Non-Transferability. Unless otherwise provided by the applicable Agreement, and except for certain permitted transfers (other than with respect to incentive stock options) to immediate family members and related entities or pursuant to a domestic relations order, generally no award granted under the Plan, nor any interest in such award or right to receive payment in connection such award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred or alienated in any manner, other than upon the death of a participant, prior to the vesting or lapse of any and all restrictions applicable to the award or any shares issued under the award. A participant may designate a beneficiary to receive any award that may be paid or exercised after his death. No transfer of an award or of any right or interest in an award may be made for consideration.

Banking Regulatory Requirements. All awards under the Plan are subject to discretion by the Company’s primary federal banking regulator that requires participants to exercise or forfeit the stock rights contained in their awards if the Company’s capital falls below the minimum requirements, as determined by the Company’s state or primary federal banking regulator. All awards are subject to any other conditions, limitations and prohibitions under any other applicable financial institution regulatory policy or rule.

Clawback. All awards granted under the Plan (whether vested or unvested) will be subject to such recovery or clawback as may be required pursuant to the terms of any  repayment, clawback or similar policy in effect at the Company from time to time, or any applicable law or regulation or any applicable listing standard of any national securities exchange or system on which the stock is then listed or reported, which could in certain circumstances require repayment or forfeiture of awards or any common shares or other cash or property received with respect to the awards, including any value received from a disposition of the common shares acquired upon payment of the awards.

Amendment and Termination of the Plan. The Board of Directors may amend, modify or terminate the Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Code, the rules and regulations under Section 16 of the Exchange Act, the rules and regulations of any national securities exchange or system on which the stock is then listed or reported, by any regulatory body having applicable jurisdiction or pursuant to any other applicable laws, rules, or regulations. No termination, amendment or modification of the Plan, other than capital adjustments pursuant to the Plan or action taken by the Committee in connection with a change of control or to comply with Section 409A of the Code or Section 16 of the Exchange Act, may adversely affect any award previously granted under the Plan without the participant’s written consent.

Federal Income Tax Consequences of Awards Granted under the Plan

The federal income tax consequences arising with respect to grants awarded under the Plan will depend on the type of award. The following provides only a general description of the application of federal income tax laws to participants and the Company with respect to certain awards under the Plan. This discussion is intended for the information of shareholders considering how to vote on this proposal and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards granted, the identity of the recipients, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this proxy statement and is not a complete description of the U.S. federal income tax laws. Under the Code as currently in effect, a grant under the Plan of options, SARs, restricted stock, RSUs or performance units would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to certain caps on the deductibility of executive compensation imposed by Section 162(m) of the Code.

Option Awards. There will be no federal income tax consequences to the participant upon the grant of a non-qualified stock option under the Plan. A participant who exercises a non-qualified stock option will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on the disposition and the tax basis of the shares of common stock sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the option. The Company generally will be entitled to a corresponding deduction for federal income tax purposes (subject to caps imposed by Section 162(m) of the Code).

The grant of an incentive stock option will not be a taxable event for the participant or for the Company. A participant will not recognize taxable income upon exercise of an incentive stock option, although taxable income may arise upon exercise for alternative minimum tax purposes. The participant will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the participant will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the participant. Any additional gain recognized upon the disposition will be a capital gain.

If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the participant as a result of the disposition (subject to caps imposed by Section 162(m) of the Code). The Company will not be entitled to any income tax deduction if the participant makes a qualifying disposition of the shares.

Special rules govern the tax treatment of the use of stock to pay the exercise price of an incentive stock option or non-qualified stock option.

SAR Awards. A participant receiving a SAR under the Plan will not recognize income at the time the award is granted. A participant who exercises a SAR will realize ordinary income in an amount equal to the amount of cash and the fair market value of any shares received. The Company generally will be entitled to a corresponding deduction for federal income tax purposes. When a participant sells shares of stock acquired through the exercise of a SAR, the participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis in the shares. The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Restricted Stock Awards. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any cash consideration paid for the stock). If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any cash consideration paid for the stock). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election. To the extent dividends are payable during the restricted period under the applicable Agreement, any such dividends will be taxable to the participant at ordinary income tax rates, unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer by making a Section 83(b) election, in which case they will thereafter be taxable to the participant as dividends and will not be deductible by the Company.

Stock Awards. A participant receiving an unrestricted stock award is required to include the fair market value of the shares received as ordinary income as of the date of grant in an amount equal to the fair market value of the shares received. The Company will generally be entitled to a federal income tax deduction in the corresponding amount at that time. When a participant sells shares of common stock received, the participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis in the shares. The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Restricted Stock Units and Performance Units. There are generally no federal income tax consequences to a participant or to the Company upon the grant of a RSU or performance unit or the credit of any dividend equivalents to his or her account. Upon distribution of shares or cash in respect of a RSU or performance share unit, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and the Company will receive a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to a RSU will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Section 409A. The Plan is intended to comply with Section 409A of the Code (“Section 409A”) to the extent that Section 409A would apply to any award under the plan. Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to a participant’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to, and fails to satisfy the requirements of, Section 409A, the recipient of that award will recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the provisions of Section 409A, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as possible interest requirements with respect to such amounts, and will have certain withholding requirements.

New Plan Benefits

If the Plan is approved by shareholders, participation and the types of awards granted under the Plan will be determined by the Committee in its discretion. No determination has been made as to the awards, if any, that any individuals who would be eligible to participate in the Plan will be granted in the future, except that the Company anticipates granting approximately 8,333 shares of restricted stock to director Michael W. Clarke and an aggregate of 40,000 shares of restricted stock to two executive officers of Virginia Partners during the second quarter of 2021. Accordingly, the benefits or amounts that will be received by any participant or group of participants under the Plan, if it is approved by shareholders, are not currently determinable.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2020 about the Company’s existing equity compensation plans pursuant to which equity securities are authorized for issuance, each of which was assumed by the Company in connection with either the merger of Liberty Bell Bank with and into Delmarva or the Share Exchange between the Company and Virginia Partners. The Company does not currently have an equity compensation plan pursuant to which new equity awards can be granted with respect to Company common stock.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted- average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (C)
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders	(1)	$(1)	(1)

Total	(1)	$(1)	(1)

(1)	In connection with the merger of Liberty Bell Bank with and into Delmarva, the Company assumed the Liberty Bell Bank 2004 Incentive Stock Option Plan and the Liberty Bell Bank 2004 Non-Qualified Stock Option Plan (collectively, the “Liberty Plans”), and each option outstanding under the Liberty Plans was converted into an option to purchase shares of Company common stock. At December 31, 2020, there were 7,681 options to purchase shares of Company common stock outstanding in connection with the assumed Liberty Plans, with a weighted-average exercise price of $4.14 per share. In connection with the share exchange between the Company and Virginia Partners, the Company assumed the Virginia Partners 2008 Stock Option Plan and the Virginia Partners 2015 Incentive Stock Plan (collectively, the “Virginia Partners Plans”), and each option outstanding under the Virginia Partners Plans was converted into an option to purchase shares of Company common stock. At December 31, 2020, there were 186,552 options to purchase shares of Company common stock outstanding in connection with the assumed Virginia Partners Plans, with a weighted-average exercise price of $6.22 per share.

The table does not reflect the 1,250,000 shares of Company common stock to be reserved under the Plan if shareholders approve the Plan at the Annual Meeting.

Vote Required and Board Recommendation. With respect to Proposal Four, votes may be cast in favor or against or a shareholder may abstain. If a quorum is present, the Plan will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal; therefore, abstentions and broker non-votes will have no effect on whether this matter is approved.

The Board of Directors recommends that shareholders vote FOR approval of the

Partners Bancorp 2021 Incentive Stock Plan.

CHANGE IN THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

As previously disclosed by the Company, the Audit & Compliance Committee conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The Audit & Compliance Committee invited several independent registered public accounting firms to participate in this process, including TGM Group LLC (“TGM”), which audited the Company’s financial statements for the fiscal years ended December 31, 2019 and December 31, 2018.

Dismissal of Independent Registered Public Accounting Firm. As previously disclosed by the Company, on March 4, 2020, the Audit & Compliance Committee approved the dismissal of TGM as the Company’s independent registered public accounting firm, which was effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. TGM was notified of the dismissal on March 5, 2020.

The audit reports of TGM on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through the date of the Company’s dismissal of TGM, there have been no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and TGM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of TGM would have caused TGM to make reference thereto in its reports on the consolidated financial statements for such years; and there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Engagement of Independent Registered Public Accounting Firm. As previously disclosed by the Company, on March 4, 2020, the Audit & Compliance Committee approved the appointment of Yount, Hyde & Barbour P.C. (“YHB”) as the Company’s new independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2020, which was subject to completion of YHB’s standard client acceptance procedures and execution of an engagement letter. YHB was notified of the engagement on March 5, 2020.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through the date of its engagement of YHB, neither the Company, nor anyone acting on its behalf, consulted YHB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by YHB that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

PROPOSAL FIVE – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit & Compliance Committee is responsible for the selection of the Company’s independent registered public accounting firm. Yount, Hyde & Barbour P.C. (“YHB”) audited the Company’s financial statements for the year ended December 31, 2020 and has been selected to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Although ratification is not required, the Board of Directors is submitting the selection of YHB to shareholders for ratification because the Board of Directors values shareholders’ views on the Company’s independent registered public accounting firm, and as a matter of good governance practice.

Representatives of YHB are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Principal Accountant Fees

As noted above, YHB was engaged in 2020 as the Company’s new independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2020.

The following table presents the aggregate fees for the Company and its subsidiaries, for professional audit services rendered by YHB for 2020 and TGM for 2019 for the audit of the annual financial statements of the Company for the years ended December 31, 2020 and December 31, 2019, and fees billed for other services rendered by each firm during those periods.  All services reflected in the following table for 2020 and 2019, including the fees and terms thereof, were pre-approved in accordance with the charter of the Audit & Compliance Committee of the Board of Directors.

Year Ended December 31,	2020	2019
Audit Fees (1)	$125,500	$76,230
Audit-Related Fees	—	—
Tax Fees (2)	—	4,750
All Other Fees	—	—
	$125,500	$80,980

(1)	YHB audit fees for 2020 consist of an audit of the consolidated financial statements and review of the annual report on Form 10-K for the year ended December 31, 2020, and review of interim financial information to be included on Forms 10-Q filed with the SEC. TGM audit fees for 2019 consist of audit and review services and include review of documents filed with the SEC.
(2)	TGM tax fees for 2019 consist of preparation of federal and state income tax returns and property tax returns and consultation regarding tax compliance issues

Pre-Approval Policies and Procedures

Pursuant to the terms of its charter, the Audit & Compliance Committee is responsible for the appointment, compensation and oversight of the work performed by the Company’s independent registered public accounting firm. The Audit & Compliance Committee, or a designated member of the Audit & Compliance Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent registered public accounting firm to ensure that the provisions of such services does not impair the independent registered public accounting firm’s independence.

Vote Required and Board Recommendation. With respect to Proposal Five, votes may be cast in favor or against or a shareholder may abstain. If a quorum is present, approval of the ratification of the Company’s independent registered public accounting firm will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal; therefore, abstentions and broker non-votes will have no effect on whether this matter is approved.

The Board of Directors recommends that shareholders vote FOR the ratification of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled and in their discretion, in accordance with the recommendation of the Board of Directors.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be considered for possible inclusion in the 2022 proxy statement, it must comply with SEC Rule 14a-8 and be received by the Company on or before December 8, 2021. To be considered for presentation at the 2022 annual meeting of shareholders, although not included in the Company’s proxy statement, notice of such proposal (including nominations of directors) must comply with the Company’s bylaws and must be received by the Company no earlier than the close of business on January 19, 2022 and no later than the close of business on February 18, 2022. All shareholder proposals should be sent to the attention of the Company’s Corporate Secretary, Partners Bancorp, 2245 Northwood Drive, Salisbury, Maryland 21801. The proxy solicited by the Board for the 2022 annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company has not received notice of such proposal by this deadline, in writing delivered to the Company’s Corporate Secretary.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and a list of all its exhibits will be supplied without charge to any shareholder upon written request sent to the Company’s principal executive offices: Betsy J. Eicher, Corporate Secretary, Partners Bancorp, 2245 Northwood Drive, Salisbury, Maryland 21801. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Company’s Annual Report on Form 10-K and its exhibits online at the SEC web page at www.sec.gov or via the Company’s web page at www.partnersbancorp.com under “Investor Relations – SEC Filings.”

By Order of the Board of Directors
By: /s/ Betsy J. Eicher
Betsy J. Eicher, CPA
Corporate Secretary

April 7, 2021

APPENDIX A

PARTNERS BANCORP

2021 INCENTIVE STOCK PLAN

ARTICLE I

Establishment, Purpose, and Duration

1.1Establishment of the Plan.

(a)Partners Bancorp, a Maryland corporation, hereby establishes the Partners Bancorp 2021 Incentive Stock Plan. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1. The Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards and Performance Units to Key Employees of the Company or its Subsidiaries and the grant of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards and Performance Units to Non-Employee Directors of the Company or its Subsidiaries.
(b)The Plan was adopted by the Board of Directors of the Company on January 27, 2021 and shall become effective on May 19, 2021 (the “Effective Date”), subject to the approval of the Plan by the Company’s shareholders.

1.2Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees and Non-Employee Directors that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The Plan is designed to provide flexibility to the Company, including its Subsidiaries, in its ability to attract, retain the services of, and motivate Key Employees and Non-Employee Directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3Duration of the Plan. The terms of the Plan shall become effective on the Effective Date, as described in Section 1.1(b). No Award may be granted under the Plan after May 18, 2031. Awards outstanding on such date shall remain valid in accordance with their terms. The Board shall have the right to terminate the Plan at any time pursuant to Article XVI.

ARTICLE II

Definitions

2.1Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.
(b)“Agreement” means a written agreement or other instrument or document, which may be in electronic format, implementing the grant of an Award and setting forth the specific terms of an Award, and which is signed or acknowledged (including a signature or acknowledgment in electronic format) by an authorized officer or director of the Company and by the Participant, except that no signature or acknowledgment will be required from the Participant in the case of a Stock Award with no vesting conditions. The Company’s Chief Executive Officer, Chief Operating

Officer, Chief Financial Officer, Chairman of the Committee, Chairman of the Board, and such other directors or officers of the Company as shall be designated by the Committee are hereby authorized to execute or acknowledge Agreements on behalf of the Company (including a signature or acknowledgment in electronic format) and to cause Agreements to be delivered to each Participant (including delivery in electronic format).

(c)“Award” means, individually or collectively, a grant under the Plan of an Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Award, or Performance Unit.
(d)“Award Date” means the date on which an Award is made (also referred to as “granted”) by the Committee under the Plan.
(e)“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
(f)“Beneficiary” means the person designated by a Participant pursuant to Section 17.12.
(g)“Board” or “Board of Directors” means the Board of Directors of the Company, unless such term is used with respect to a Subsidiary, in which case it shall mean the Board of Directors of that Subsidiary.
(h)“Change of Control” shall be deemed to have occurred if the conditions in any one of the following three paragraphs have been satisfied:
(i)The consummation, after the Effective Date, of a transaction or series of transactions within any twelve-month period that result in any Person (other than the Company or any then current subsidiary or a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any then current subsidiary), together with all Affiliates and Associates of such Person, being the Beneficial Owner, directly or indirectly, of securities of the Company representing 40% or more of the total combined voting power of all classes of the Company’s then outstanding securities;
(ii)The consummation, after the Effective Date, of any of the following transactions: (A) the Company consolidates with, or merges with, any other Person and the Company is not the continuing or surviving corporation, (B) any Person consolidates with or merges with the Company, and the Company is the continuing or surviving corporation and, in connection therewith, all or part of the outstanding common stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company  is a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (D) the Company sells or otherwise transfers 50% or more of the consolidated assets of the Company and its subsidiaries to any Person or Persons, or any Person or Persons acquire 50% or more of the consolidated assets of the Company and its subsidiaries; provided, in the case of (A), (B) and (C), however, if the Company shall become a subsidiary of a corporation or other organization or shall be merged or consolidated into another corporation or organization, and a majority of the outstanding voting shares of the parent or surviving corporation are owned immediately after such acquisition, merger, or consolidation by the owners of a majority of the voting shares of the Company immediately before such acquisition, merger, or consolidation, in substantially the same proportion as their ownership of such voting shares immediately prior to such acquisition, merger or consolidation, then no Change of Control shall be deemed to have occurred; or

(iii)If, within any twelve-month period (beginning on or after the Effective Date) the persons who were the Company’s directors immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director.

(i)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(j)“Committee” means the committee of the Board appointed by the Company to administer the Plan pursuant to Article III, which shall be the Compensation Committee of the Board of Directors of the Company unless a subcommittee is required as provided below or unless the Board of Directors of the Company determines otherwise. All members of the Committee shall be “independent directors” under applicable stock exchange listing standards, or, if the Stock is not then listed or reported on a national securities exchange or system, under the applicable independence standard selected by the Company’s Board. For actions which require that all of the members of the Committee constitute “non-employee directors” as defined in Rule 16b-3, or any similar or successor rule, the Committee shall consist of a subcommittee of at least two members of the Compensation Committee meeting such qualifications. In the event the Board of Directors of the Company exercises the authority of the Committee in connection with the Plan or an Award as contemplated by Section 3.1(a), the term “Committee” shall refer to the Board of Directors of the Company in connection with the Plan or with regard to that Award.
(k)“Company” means Partners Bancorp, or any successor thereto as provided in Section 17.2.
(l)“Disability” or “Disabled” means with respect to an Incentive Stock Option, a Disability within the meaning of Section 22(e)(3) of the Code. As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.
(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any regulations promulgated thereunder.
(n)“Fair Market Value” of a Share means the closing market price (that is, the price at which last sold on the principal U.S. market or quotation system) of the Stock on the relevant date if it is a trading date or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the exchange for the principal U.S. market or principal quotation system on which the Stock is traded; or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.
(o)“Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(p)“Key Employee” means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.
(q)“Non-Employee Director” means an individual who is a member of the Board of the Company or a Subsidiary or a member of an advisory board of the Company or a Subsidiary and, in either case, who is not an employee of the Company or any Subsidiary.
(r)“Non-Qualified Stock Option” means an option to purchase Stock, granted under Article VI, which is not intended to be an Incentive Stock Option and is so designated.
(s)“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(t)“Participant” means a Key Employee or Non-Employee Director who has been granted an Award under the Plan and whose Award remains outstanding.
(u)“Performance-Based Compensation Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal(s) applicable thereto. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement.
(v)“Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award that a Participant is entitled to exercise, receive or retain. For purposes of the Plan, a Performance Goal may be particular to a Participant and may include, but is not limited to, any one or more of the following performance criteria, either individually, alternatively, or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of a Subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually, or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (i) Stock value or increases therein, (ii) earnings per share or earnings per share growth, (iii) net earnings, (iv) total shareholder return, (v) operating revenue, (vi) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share, (vii) fully diluted earnings per share after extraordinary events, (viii) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth, (ix) profits or profit growth (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures),  (x) operating cash flow, (xi) operating or other expenses or growth thereof, (xii) operating efficiency, (xiii) return on equity, (xiv) return on tangible equity or return on tangible common equity, (xv) return on assets, capital or investment, (xvi) sales or revenues or growth thereof, (xvii) deposits, loan and/or equity levels or growth thereof, (xviii) working capital targets, (xix) assets under management or growth thereof, (xx) cost control measures, (xxi) regulatory compliance, (xxii) gross, operating or other margins, (xxiii) efficiency ratio (as generally recognized and used for bank financial reporting and analysis), (xiv) interest income, (xxv) net interest income, (xxvi) net interest margin, (xxvii) non-interest income, (xxviii) non-interest expense, (xxix) credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), (xxx) percentage of non-accrual loans to total loans or net charge-off ratio, (xxxi) provision expense, (xxxii) productivity, (xxxiii) customer satisfaction, (xxxiv) satisfactory internal or external audits, (xxxv) improvement of financial ratings, (xxxvi) achievement of balance sheet or income statement objectives, (xxxvii) quality measures, (xxxviii) regulatory exam results, (xxxix) achievement of risk management objectives, (xl) achievement of strategic performance objectives, (xli) achievement of merger or acquisition objectives, (xlii) implementation, management or completion of critical projects or processes, or (xliii) any component or components of the foregoing (including, without limitation, determination thereof, in the Committee’s discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, an event or series of events either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results).

Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof.

The Committee shall determine the Performance Period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. Except to the extent limited in the Agreement, the Committee may, in its discretion, adjust the compensation or economic benefit due upon attainment of Performance Goals and adjust the Performance Goals themselves and/or the length of the Performance Period in which one or more Performance Goals must be achieved.

(w)“Performance Period” means the period during which a Performance Goal must be met in connection with a Performance-Based Compensation Award. Such period shall be set by the Committee.
(x)“Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Article XI, valued by reference to the Fair Market Value of Stock or valued as a fixed dollar amount, and subject to achievement or satisfaction of one or more Performance Goals. Performance Units are payable in cash, Stock or a combination thereof. Even to the extent a Performance Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Performance Unit Award does not constitute receipt of the underlying Shares.
(y)“Period of Restriction” means the period during which Shares of Restricted Stock are subject to a substantial risk of forfeiture and/or subject to limitations on transfer, pursuant to Article VIII, or the period during which Restricted Stock Units are subject to vesting requirements, pursuant to Article IX. The relevant restriction may lapse based on a period of time or after meeting performance criteria specified by the Committee, or both. The Period of Restriction shall be set by the Committee.
(z)“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as described in Section 13(d) thereof.
(aa)“Plan” means the Partners Bancorp 2021 Incentive Stock Plan, as described herein and as amended from time to time, or any successor plan.
(bb)“Restricted Stock” means an Award of Stock granted to a Participant pursuant to

Article VIII, which is subject to a substantial risk of forfeiture and/or subject to limitations on transfer until the designated conditions for the lapse of such restrictions are satisfied.

(cc)“Restricted Stock Unit” means an Award, designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article IX and valued by reference to the Fair Market Value of a Share, subject to vesting requirements. Restricted Stock Units are payable in cash, Stock or a combination thereof. Even to the extent a Restricted Stock Unit is denoted by reference to a number of Shares of Stock and is payable in Stock, receipt of a Restricted Stock Unit Award does not constitute receipt of the underlying Shares.
(dd)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, including any corresponding subsequent rule or any amendments enacted after the Effective Date.
(ee)“Securities Act” means the Securities Act of 1933, as amended from time to time, and any regulations promulgated thereunder.
(ff)“Stock” or “Shares” means the common stock of the Company.
(gg)“Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII, and payable in cash, Stock or a combination thereof.
(hh)“Stock Award” means an award of Stock granted to a Participant pursuant to Article X.
(ii)“10% Shareholder” means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Section 424(d) of the Code.
(jj)“Subsidiary” means, in the case of ISOs, any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (including any entity which becomes a Subsidiary after the adoption of the Plan by the Board) and, in the case of awards other than ISOs, any subsidiary corporation, partnership, limited liability company, joint venture or other trade or business which is considered to be a single employer together with the Company under Section 414(b) or (c) of the Code (substituting “at least 50%” for “at least 80%” in determining ownership or control therein).

ARTICLE III

Administration

3.1The Committee.

(a)The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “non-employee directors” as that term is defined in Rule 16b-3, or by the Board. In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported or other independence standard selected by the Company’s Board if the Stock is not then listed or reported and/or was not a “non-employee director” as defined in Rule 16b-3, as applicable, on the Award Date, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Any authority granted to the

Committee may also be exercised by the full Board.

(b)The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers:  (i) to determine the terms and conditions upon which the Awards may be made, exercised, paid and distributed; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan, including the ability to resolve any ambiguities and define any terms; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the end of the Performance Period or the termination of any Period of Restriction or other restrictions imposed under the Plan to the extent permitted by Section 409A of the Code; (vi) to change any Performance Goal; (vii) to determine to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service; and (viii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its discretion. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final, conclusive, and binding. In the event of a conflict or inconsistency between the Plan and any Agreement, the Plan shall govern, and the Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.
(c)The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
(d)The Committee, in its discretion, may delegate to any of the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company all or part of the Committee’s authority and duties with respect to Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may establish the maximum number of shares that can be granted by such officer and may establish guidelines for such officer’s authority and discretion. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegee or delegees that were consistent with the terms of the Plan.

3.1Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees and Non-Employee Directors as may be selected by it to be Participants.

3.2Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be made in its discretion and shall be final, conclusive, and binding.

3.3Requirements of Rule 16b-3. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 (or any successor or similar rule). Notwithstanding any provision of the Plan to the contrary, and except to the extent that the Committee determines otherwise, at any time the Company is subject to the Exchange Act: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; and (ii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

3.4Indemnification of the Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE IV

Stock Subject to the Plan

4.1Number of Shares.

(a)Subject to adjustment as provided in Article XIV, the maximum aggregate number of Shares that may be issued pursuant to Awards granted under the Plan shall not exceed 1,250,000. Except as provided in Section 4.2, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.
(b)Subject to adjustment as provided in Article XIV, no more than an aggregate of 1,250,000 Shares may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Sections 421 and 422 of the Code).

4.2Lapsed Awards or Forfeited Shares. If any Award granted under the Plan terminates, expires, is cancelled or lapses for any reason other than by virtue of exercise or settlement of the Award, or if Shares issued pursuant to an Award are forfeited, any Stock subject to such Award or such forfeited Shares, as applicable, again shall be available for the grant of an Award under the Plan.

4.3Use of Shares as Payment of Exercise Price or Taxes. Shares withheld by the Company, delivered by the Participant, or otherwise used to pay the Option Price pursuant to the exercise of an Option or the SAR Exercise Price pursuant to the exercise of a SAR shall not be available for future Awards under the Plan. Shares withheld by the Company, delivered by the Participant, or otherwise used to satisfy payment of withholding taxes associated with an Award shall not be available for future Awards under the Plan. To the extent Shares are delivered or withheld pursuant to the exercise of an Option or a SAR, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for future Awards under the Plan, as opposed to counting only those Shares issued upon exercise.

4.4Annual Limit on Aggregate Cash Compensation and Awards to Non-Employee Directors. Except as otherwise provided in this Section 4.4, the aggregate value of cash compensation from the Company and the grant date fair value (computed in accordance with generally accepted accounting principles) of Awards granted under the Plan to any Non-Employee Director for his service as a Non-Employee Director during any fiscal year shall not, combined, exceed $200,000. For the avoidance of doubt, compensation shall be counted towards this limit for the fiscal year in which it is earned (and not when it is paid, if in cash, or vested or settled, if in equity). The independent members of the Board may make exceptions to this limit for an executive or non-executive Chair of the Board or in other extraordinary circumstances for individual Non-Employee Directors, provided that the Chair of the Board or the Non-Employee Director, as applicable, receiving such additional compensation may not participate in the decision to award such compensation.

4.5No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award thereunder. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan and receive Awards are (i) all employees of the Company and its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee, are Key Employees and (ii) all Non-Employee Directors. The grant of an Award shall not obligate the Company to pay a Key Employee or Non-Employee Director any particular amount of remuneration, to continue the employment of a Key Employee or the service of the Non-Employee Director, or to make further grants to a Key Employee or Non-Employee Director at any time thereafter.

ARTICLE VI

Options

6.1Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to such Key Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that only Non-Qualified Stock Options may be granted to Non-Employee Directors.

6.2Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of the Option, and such other provisions as the Committee shall determine consistent with the Plan. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Non-Qualified Stock Option, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-Qualified Stock Option. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s Agreement, after the termination of the Participant’s employment or service. The Committee shall set forth in the Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or service. In the event an ISO is exercisable after (a) three (3) months from the Participant’s termination of employment for reasons other than Disability or death, or (b) one (1) year from the Participant’s termination of employment on account of Disability or death, then the Agreement shall specifically provide that the exercise beyond such periods shall be the exercise of a Non-Qualified Stock Option. The Committee may, in its discretion, amend a previously granted ISO to provide for more liberal exercise provisions, provided, however, that if the ISO as amended no longer meets the requirements of Section 422 of the Code, and, as a result the Stock Option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant.

6.3Option Price. The exercise price per share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the limitations described in this Section 6.3 and the Plan. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, is a 10% Shareholder, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Award Date.

6.4Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, is a 10% Shareholder, shall not be exercisable later than the fifth (5th) anniversary date of its Award Date.

6.5Exercisability.

(a)Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.
(b)An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Award Date) of the Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Non-Qualified Stock Options to the extent permitted by law.

6.6Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form (which may be electronic) prescribed by the Committee (or its delegee) setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. To the extent approved by the Committee from time to time, the Option Price shall be payable to the Company in full either (a) in cash, including via certified check or wire transfer, (b) by delivery of Shares of Stock that the Participant has previously acquired and owned valued at Fair Market Value at the time of exercise, (c) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of Stock, the amount necessary to pay the Option Price and, if necessary, applicable withholding taxes, (d) by the Company withholding Shares otherwise issuable upon the exercise valued at Fair Market Value at the time of exercise, or (e) by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall, in the Committee’s discretion, either deliver to the Participant stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name, or deliver the appropriate number of Shares in book entry or electronic form.

6.7Restrictions on Stock Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable securities laws. The Committee may specify in an Agreement that Stock delivered on exercise of an Option is Restricted Stock pursuant to Article VIII or Stock subject to a buyback right by the Company in the event the Participant does not complete a specified service period after exercise, or is otherwise subject to further restrictions. The Committee shall legend the certificates representing such Shares to give appropriate notice of such restrictions or shall otherwise denote the Shares as being subject to such restrictions, if issued in book entry or electronic form.

6.8Disqualifying Disposition of Shares Issued on Exercise of an ISO. If a Participant makes a “disposition” (within the meaning of Section 424(c) of the Code) of Shares issued upon exercise of an ISO within two (2) years from the Award Date or within one (1) year from the date the Shares are transferred to the Participant, the Participant shall, within ten (10) days of disposition, notify the Committee (or its delegee) in order that any income realized as a result of such disposition can be properly reported by the Company on IRS forms W-2 or 1099.

6.9Shareholder Rights. A Participant holding Options shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the Options and the issuance of the underlying Shares. In no event shall any Option granted under the Plan include any right to dividend equivalents with respect to such Option or the underlying Shares.

ARTICLE VII

Stock Appreciation Rights

7.1Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, Stock Appreciation Rights may be granted to such Key Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee.

7.2SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify its terms and conditions, the SAR Exercise Price (as hereinafter defined), the duration of the SAR, the number of Shares to which the SAR pertains, any conditions imposed upon the exercisability of the SAR, and such other provisions as the Committee shall determine consistent with the Plan. The per Share exercise price of a SAR (the “SAR Exercise Price”) shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of such Stock on the Award Date.

7.3Exercise of SARs. SARs may be exercised with respect to all or part of the Shares upon whatever terms and conditions the Committee, in its discretion, imposes upon such SARs, subject to the limitations in this Article VII. A SAR shall be exercised by the delivery of a written notice to the Company in the form (which may be electronic) prescribed by the Committee (or its delegee)

7.4Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the SAR Exercise Price.

7.5Payment Upon Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company therefor (except for applicable tax withholding), an amount (the “SAR Value”) equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the SAR Exercise Price.

Payment of the SAR Value to the Participant shall be made at the time of exercise in Shares, in cash or in a combination thereof as determined by the Committee. To the extent payment of the SAR Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date of exercise. The Committee may specify in a SAR Agreement that the Shares which are delivered upon payment of the SAR Value in connection with exercise of a SAR may be Restricted Stock pursuant to Article VIII and subject to such further restrictions and vesting as provided in the SAR Agreement. To the extent payment of the SAR Value is made, in whole or in part, in Shares, the Company shall cause the appropriate number of Shares to be issued in the Participant’s name, which issuance shall be effected, in the Committee’s discretion, either in book entry or electronic form or by delivery of stock certificates.

7.6Restrictions on Stock Transferability. The Committee may impose such restrictions on any Shares delivered to a Participant pursuant to the exercise of a SAR under the Plan as it may deem advisable, including, without limitation, restrictions under applicable securities laws. The Committee may specify in an Agreement that Stock delivered upon payment of the SAR Value in connection with exercise of a SAR is Restricted Stock pursuant to Article VIII or Stock subject to a buyback right by the Company in the event the Participant does not complete a specified service period after exercise, or is otherwise subject to further restrictions. The Committee shall legend the certificates representing such Shares to give appropriate notice of such restrictions or shall otherwise denote the Shares as being subject to such restrictions, if issued in book entry or electronic form.

7.7Shareholder Rights. A Participant holding SARs shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the SARs and the issuance of the underlying Shares. In no event shall any SAR granted under the Plan include any right to dividend equivalents with respect to such SAR or the underlying Shares.

ARTICLE VIII

Restricted Stock

8.1Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to such Key Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee. Unless otherwise provided in the applicable Agreement, Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Committee, Shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock in certificated form shall be retained by the Company or held in escrow by an escrow agent selected, and subject to change from time to time, by the Committee until the termination of the Period of Restriction pertaining thereto.

8.2Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions), any applicable Performance Goal(s) and Performance Period, and such other provisions as the Committee shall determine consistent with the Plan.

8.3Restrictions on Transferability. Except as provided in this Article VIII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative, provided that the Committee may permit, its discretion, transfers of Shares of Restricted Stock during the lifetime of the Participant pursuant to a domestic relations order. Consideration may not be paid for the transfer of Shares of Restricted Stock.

8.4Other Restrictions. The Committee may, in its discretion, impose or notify Participants of other restrictions as it may deem advisable, including, without limitation, restrictions under applicable securities laws, and shall legend the certificates representing Restricted Stock to give appropriate notice of such restrictions or shall otherwise denote the Restricted Stock as restricted, if issued in book entry or electronic form.

8.5Certificate Legend or Book Entry Notation. In addition to any other legends placed on certificates, or to which Shares of Restricted Stock issued in book entry or electronic form are made subject, pursuant to Section 8.4, any certificates representing Restricted Stock shall bear, and any Award of Restricted Stock issued in book entry or electronic form shall be subject to, a legend referencing the restrictions on such Stock, substantially in the form of the following legend:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Partners Bancorp 2021 Incentive Stock Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in a restricted stock agreement dated <<date of grant>>. A copy of the Plan, such rules and procedures, and such restricted stock agreement may be obtained from the Secretary of Partners Bancorp.

8.6Removal of Restrictions. Except as otherwise provided in the Plan, the Agreement, or applicable law or regulation, Shares of Restricted Stock covered by each Restricted Stock Award granted under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement of any applicable Performance Goal(s) by the Committee. Once the Shares are released from the restrictions, delivery of the Shares shall be effected, in the Committee’s discretion, either in book entry or electronic form or by delivery of stock certificates, and the Participant shall be entitled to have the legend required by Section 8.5 removed from his stock certificate or similar notation removed from such Shares if issued in book entry or electronic form.

8.7Voting Rights. Unless otherwise provided in the Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.8Dividends and Other Distributions. During the Period of Restriction, unless otherwise provided in the applicable Agreement and except with respect to Restricted Stock subject to one or more Performance Goals, recipients of Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those Shares. Unless otherwise provided in the applicable Agreement, with respect to Restricted Stock subject to one or more Performance Goals, during the Period of Restriction, dividends on such shares may be accumulated but not paid to the recipient unless and until the applicable Performance Goal(s) have been met (subject to any delay in payment required by Section 409A of the Code, if applicable). If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

ARTICLE IX

Restricted Stock Units

9.1Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to such Key Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee (with one Restricted Stock Unit representing the right to one Share). Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Restricted Stock Units that are deferred compensation covered by Section 409A of the Code, as well as Restricted Stock Units that are not deferred compensation covered by Section 409A of the Code.

9.2Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions), any applicable Performance Goal(s) and Performance Period, and such other provisions as the Committee shall determine consistent with the Plan.

9.3Voting Rights; Dividends and Other Distributions. Participants holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units unless and until the underlying Shares are issued to the Participant. Participants holding Restricted Stock Units shall have no rights to dividend equivalents with respect to such Restricted Stock Units unless the Committee provides otherwise in the Agreement. The Committee may provide in the Agreement for dividend equivalents with respect to Restricted Stock Units, provided that any such dividend equivalents with respect to Restricted Stock Units may be accumulated but not paid unless and until the Period of Restriction applicable to the Restricted Stock Units has ended and any applicable Performance Goal(s) have been met (subject to any delay in payment required by Section 409A of the Code, if applicable).

9.4Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company therefor (except for applicable tax withholding), an amount (the “RSU Value”) equal to the product of multiplying (A) the number of Shares equal to the number of Restricted Stock Units with respect to which the restrictions lapse by (B) the Fair Market Value per Share on the date the restrictions lapse.

The Agreement may provide for payment of the RSU Value at the time of the lapse of restrictions or, in accordance with Section 409A of the Code, if applicable, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of the lapse of restrictions based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the “adjusted RSU Value”).

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in Shares, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement. To the extent payment of the RSU Value or adjusted RSU Value to the Participant is made in cash, such payment shall be based on the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment. To the extent payment of the RSU Value or adjusted RSU Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date the restrictions therefor lapse in the case of an immediate payment or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment. The Committee may specify in a Restricted Stock Unit Agreement that the Shares which are delivered upon payment of the RSU Value or adjusted RSU Value may be Restricted Stock pursuant to Article VIII and subject to such further restrictions and vesting as provided in the Restricted Stock Unit Agreement.  To the extent payment of the RSU Value or adjusted RSU Value is made, in whole or in part, in Shares, the Company shall cause the appropriate number of Shares to be issued in the Participant’s name, which issuance shall be effected, in the Committee’s discretion, either in book entry or electronic form or by delivery of stock certificates.

9.5Restrictions on Stock Transferability. The Committee may impose such restrictions on any Shares delivered to a Participant in settlement of a Restricted Stock Unit under the Plan as it may deem advisable, including, without limitation, restrictions under applicable securities laws. The Committee may specify in an Agreement that Stock delivered upon payment of the RSU Value or adjusted RSU Value in settlement of a Restricted Stock Unit is Restricted Stock pursuant to Article VIII or Stock subject to a buyback right by the Company in the event the Participant does not complete a specified service period after settlement, or is otherwise subject to further restrictions. The Committee shall legend the certificates representing such Shares to give appropriate notice of such restrictions or shall otherwise denote the Shares as being subject to such restrictions, if issued in book entry or electronic form.

ARTICLE X

Stock Awards

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to such Key Employees and Non-Employee Directors and in such amount or amounts as it shall determine, provided, however, that no Non-Employee Director may be granted Stock Awards in any calendar year for more than 15,000 Shares. Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. Unless otherwise provided in the applicable Agreement, Stock Awards shall be fully vested and freely transferable as of the Award Date, subject to restrictions under applicable securities laws. Payment of a Stock Award shall be effected as soon as practicable after the Award Date either in book entry or electronic form or by delivery of stock certificates, as the Committee determines in its discretion.

ARTICLE XI

Performance Units

11.1Grant of Performance Units. Subject to the terms and provisions of the Plan, Performance Units may be granted to such Key Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee. Participants receiving Performance Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Performance Units that are deferred compensation covered by Section 409A of the Code, as well as Performance Units that are not deferred compensation covered by Section 409A of the Code.

11.2Performance Unit Agreement. Each Performance Unit is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the number of Performance Units granted, the Performance Goal(s) and Performance Period, and such other provisions as the Committee shall determine consistent with the Plan, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement. The Committee shall set the Performance Goal(s) in its discretion for each Participant who is granted a Performance Unit.

11.3Voting Rights; Dividends and Other Distributions. Participants holding Performance Units shall have no right to vote the Shares represented by such Performance Units unless and until the underlying Shares are issued to the Participant. Participants holding Performance Units shall have no rights to dividend equivalents with respect to such Performance Units unless the Committee provides otherwise in the Agreement. The Committee may provide in the Agreement for payment of dividend equivalents with respect to each Performance Unit, provided that any such dividend equivalents may be accumulated but not paid unless and until the applicable Performance Goal(s) have been met (subject to any delay in payment required by Section 409A of the Code, if applicable).

11.4Settlement of Performance Units. After a Performance Period has ended, the holder of a Performance Unit shall be entitled to receive the value thereof without any payment to the Company therefor (except for applicable tax withholding) based on the degree to which the Performance Goal(s) and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan that is incorporated by reference into an Agreement) have been satisfied. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Unit shall be made in Shares, in cash or a combination thereof as determined by the Committee. To the extent payment is made, in whole or in part, in Shares, the Company shall cause the appropriate number of Shares to be issued in the Participant’s name, which issuance shall be effected, in the Committee’s discretion, either in book entry or electronic form or by delivery of stock certificates.

11.5Restrictions on Stock Transferability. The Committee may impose such restrictions on any Shares delivered to a Participant in settlement of a Performance Unit under the Plan as it may deem advisable, including, without limitation, restrictions under applicable securities laws. The Committee may specify in an Agreement that Stock delivered in settlement of a Performance Unit is Restricted Stock pursuant to Article VIII or Stock subject to a buyback right by the Company in the event the Participant does not complete a specified service period after settlement, or is otherwise subject to further restrictions. The Committee shall legend the certificates representing such Shares to give appropriate notice of such restrictions or shall otherwise denote the Shares as being subject to such restrictions, if issued in book entry or electronic form.

ARTICLE XII

Termination of Employment or Service

12.1Termination of Employment or Service. Unless otherwise provided in the Agreement pertaining to an Award, in the event that a Participant terminates his employment or service with the Company and its Subsidiaries for any reason, the unvested portion of such Award shall automatically be forfeited to the Company. Unless otherwise provided in the Agreement pertaining to an Award or as may be required by applicable law, in determining cessation of employment or service, transfers between the Company and/or any Subsidiary shall be disregarded, and changes in status between that of an Employee and a Non-Employee Director shall be disregarded. The Committee may provide in the Agreement pertaining to the Award for vesting of the Award in connection with the termination of a Participant’s employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, Disability, retirement, or in connection with a Change of Control with or without the further consent of the Committee. The Agreements evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

12.2Forfeiture Provisions. The Committee may impose such forfeiture provisions with respect to any Shares attributable to an Award under the Plan as it may deem advisable and it may provide in the Agreement pertaining to the Award.

ARTICLE XIII

Change of Control

In the event of a Change of Control of the Company, the Committee, as constituted before such Change of Control, in its discretion and without the consent of the Participant, may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take such actions as the Committee deems appropriate. These actions may include, but shall not be limited to, any one or more of the following actions: (a) provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (b) provide for the purchase, settlement or cancellation of any such Award by the Company, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (c) provide for the replacement of any such Stock-settled Award with a cash-settled Award; (d) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change of Control and to retain the economic value of the Award; or (e) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change of Control. Where an Award is subject to or falls under an exemption from Section 409A of the Code, this Article XIII will be applied in a manner so as to comply with Section 409A of the Code or to maintain the exemption from Section 409A of the Code, as applicable.

ARTICLE XIV

Change in Capital Structure

14.1Effect of Change in Capital Structure. In the event of a stock dividend, stock split, reverse stock split or combination of shares, spin-off, recapitalization, merger in which the Company is the surviving corporation, consolidation, reorganization, reclassification, exchange of shares or similar change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company) in which the number or class of Shares is changed, the number and kind of Shares or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the Option Price of Options and/or SAR Exercise Price of SARs, the annual limits on and the aggregate number and kind of Shares for which Awards thereafter may be made, and other relevant provisions shall be proportionately, equitably and appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Section 409A of the Code, the adjustment of any Option and/or SAR shall also be effected so as to comply with Section 424(a) of the Code and not to constitute a modification within the meaning of Section 424(h) of the Code or Section 409A of the Code, as applicable.

14.2Authority. Notwithstanding any provision of the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

14.3Manner of Adjustment. Adjustments made by the Committee pursuant to this Article XIV to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment.

ARTICLE XV

Amendment, Modification, and Substitution of Awards

15.1Amendment, Modification and Substitution. Subject to the terms and provisions and within the limitations of the Plan, the Committee may amend or modify the terms of any outstanding Award or accelerate the vesting thereof. In addition, the Committee may cancel or accept the surrender of outstanding Awards (to the extent not yet exercised or settled) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the cancelled or surrendered Awards or awards, and otherwise the new Awards may be of a different type than the cancelled or surrendered Awards or awards, may specify a longer term than the cancelled or surrendered Awards or awards, may provide for more rapid vesting and exercisability than the cancelled or surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. The Committee shall continue to have the authority to amend or modify the terms of any outstanding Award after May 18, 2031, provided that no amendment or modification will extend the original term of the Award beyond that set forth in the applicable Award Agreement. Notwithstanding the foregoing, however, but subject to Article XIII and Article XIV, no amendment or modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant. Notwithstanding any provision of the Plan to the contrary, the Committee shall not amend, modify, or substitute an Award in a manner that violates Section 409A of the Code, or causes an Award that previously qualified for an exemption from Section 409A of the Code to become subject to Section 409A of the Code, and the Committee shall not amend, modify, or substitute an Award that satisfies the requirements of Rule 16b-3 in a manner that causes any exemption pursuant to Rule 16b-3 to become no longer available.

15.2Option and SAR Repricing. Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the right or authority, without obtaining shareholder approval, to amend or modify the Option Price of any outstanding Option or the SAR Exercise Price of any outstanding SAR, or to cancel an outstanding Option or SAR, at a time when the Option Price or SAR Exercise Price, as applicable, is greater than the Fair Market Value of a Share in exchange for cash, another Award, or other securities, except in connection with a corporate transaction involving the Company in accordance with Article XIII or Article XIV.

ARTICLE XVI

Amendment, Modification and Termination of the Plan

16.1Amendment, Modification and Termination. At any time and from time to time, the Board may amend, modify or terminate the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or quotation system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

16.2Awards Previously Granted. No amendment, modification or termination of the Plan other than pursuant to Section 3.3, Article XIII or Article XIV or Section 17.6 shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XVII

General

17.1Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all applicable federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, issuance, settlement or payment made under or as a result of the Plan. The Company shall withhold only the minimum amount necessary to satisfy applicable statutory withholding requirements, provided that the Committee may permit a Participant to elect to have an additional amount (up to the maximum allowed by law) withheld. Until the applicable withholding taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant and no issuance in book entry or electronic form (or, in the case of Restricted Stock, no issuance in book entry or electronic form free of a restrictive legend or notation) shall be made for the Participant. As an alternative to making a cash payment to the Company to satisfy applicable withholding tax obligations, the Committee may permit Participants to elect or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld, or by delivering to the Company Shares of Stock that the Participant has previously acquired and owned having a Fair Market Value equal to the amount required to be withheld. The value of any Shares so withheld or delivered shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee (or its delegee) in advance of the day that the transaction becomes taxable.

17.2Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

17.3Requirements of Law. The granting of Awards, the issuance of Shares of Stock and all obligations of the Company under the Plan shall be subject to all applicable laws, rules, and regulations (including, without limitation, the requirements of the Securities Act), and to such approvals by any governmental agencies or self regulatory organizations as may be required.

17.4Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee or Non-Employee Director any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Key Employee or Non-Employee Director, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee or Non-Employee Director. Participation in the Plan shall not give any Key Employee or Non-Employee Director any right to be engaged or retained in the employment or service of the Company or any of its Subsidiaries. Except as otherwise expressly provided in the Plan or in an Agreement, no Key Employee or Non-Employee Director who receives an Award shall have rights as a shareholder of the Company prior to the date Shares are issued to him pursuant to the Plan.

17.5Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

17.6Governing Law. The Plan, and all Agreements hereunder, shall be deemed to be governed, construed and administered in accordance with the laws of the State of Maryland applicable to contracts made and to be performed solely in the State of Maryland. Any dispute under the Plan, or under any Agreement hereunder, shall be adjudicated solely and exclusively in the courts of the State of Maryland located in Wicomico County, Maryland, and the Federal Court for the District in which such state court is located, and no other Court shall have jurisdiction of the Plan, any Agreement issued under the Plan, any Award issued under the Plan, or any dispute hereunder. It is the intention of the Company that ISOs granted under the Plan qualify as such under Section 422 of the Code. If any provision of the Plan or an Award conflicts with any provision of the Code, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

17.7Securities Law Restrictions. The Committee may require each Participant purchasing or acquiring Shares pursuant to an Option or other Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment and not with a view to the distribution thereof and that he will make no transfer of the same except in compliance with any rules and regulations in effect at the time of transfer under the Securities Act or any other applicable securities law. All Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under applicable rules, regulations, and other requirements of the Securities and Exchange Commission, any national securities exchange or system on which the Stock is then listed or reported, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or otherwise denote the Shares as being subject to such restrictions, if issued in book entry or electronic form. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

17.8Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.9Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

17.10Share Certificates and Book Entry. To the extent that the Plan provides for issuance of stock certificates to represent shares of Stock, the issuance may be effected on a non-certificated basis to the extent permitted by applicable law and the applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Notwithstanding any provision of the Plan to the contrary, in its discretion the Committee may satisfy any obligation to deliver Shares represented by stock certificates by delivering Shares in book entry or electronic form. If the Company issues any Shares in book entry or electronic form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer. In the case of Restricted Stock granted under the Plan, such notation shall be substantially in the form of the legend contained in Section 8.5.

17.11Transferability. Unless the Agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that it is transferable as provided in this section, no Award granted under the Plan, nor any interest in such Award or right to receive payment in connection therewith, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred or alienated in any manner, other than upon the death of the Participant in accordance with Section 17.12, prior to the vesting or lapse of any and all restrictions applicable to an Award or any Shares issued under an Award. The Committee may in its discretion grant an Award (other than an ISO) or amend an outstanding Award (other than an ISO) to provide that the Award is transferable or assignable to a member or members of the Participant’s “immediate family,” as such term is defined under Exchange Act Rule 16a-l(e), or to a trust for the benefit solely of a member or members of the Participant’s immediate family, or to a partnership or other entity whose only owners are members of the Participant’s immediate family or pursuant to a domestic relations order, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee in its discretion shall determine appropriate, and the Participant shall execute an agreement agreeing to be bound by such terms. Any such transfer or assignment supersedes any Beneficiary designation made under Section 17.12 with respect to the transferred Award. No transfer of an Award or of any right or interest in an Award may be made for consideration.

17.12Beneficiary Designations. A Participant may designate a Beneficiary to receive any Options or SARs that may be exercised after his death or to receive any other Award that may be paid after his death, as provided for in the Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that the designated Beneficiary dies prior to the Participant, or in the event that no Beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution. If the Participant and his Beneficiary shall die in circumstances that cause the Committee (or its delegee), in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the Beneficiary.

17.13Electronic Transmissions and Records. Subject to limitations under applicable law, the Committee (and its delegee) is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations and/or other forms or communications to or from Participants by electronic or similar means, including, without limitation, transmissions through e-mail or specialized software, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be “written” for purposes of the Plan.

17.14Banking Regulatory Provision. All Awards under the Plan are subject to a direction by the Company’s primary federal banking regulator which requires Participants to exercise or forfeit the stock rights contained in their Awards if the Company’s capital falls below the minimum requirements, as determined by the Company’s state or primary federal banking regulator. In addition, all Awards shall be subject to any other conditions, limitations and prohibitions under any other financial institution regulatory policy or rule to which the Company is subject.

17.15Clawback. All Awards granted under the Plan (whether vested or unvested) shall be subject to such recovery or clawback as may be required pursuant to the terms of any repayment, clawback or similar policy of the Company as such may be in effect from time to time or any applicable federal or other law or regulation or any applicable listing standard of any national securities exchange or system on which the Stock is then listed or reported, which could in certain circumstances require repayment or forfeiture of Awards or any Shares or other cash or property received with respect to the Awards (including any value received from a disposition of the Shares acquired upon payment of the Awards).

ARTICLE XVIII

Omnibus Code Section 409A Provision

18.1Intent of Awards. It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Code unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Section 409A of the Code unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. To the extent required for an Award to comply with Section 409A of the Code or for an Option to be an exempt stock right under Section 409A, a defined term in the Plan shall be applied and interpreted (and to the extent required, deemed narrowed) to comply with the requirements under, or exemption from, Section 409A of the Code and applicable guidance thereunder. Notwithstanding any provision of the Plan to the contrary, the Committee may amend any outstanding Award without the Participant’s consent if, as determined by the Committee, in its discretion, such amendment is required either to (a) confirm exemption under Section 409A of the Code, (b) comply with Section 409A of the Code or (c) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to the Participant or any other person or entity if an Award that is subject to Section 409A of the Code or the Participant or any other person or entity is otherwise subject to any additional tax, interest or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Section 409A of the Code) that may result from an Award.

18.2409A Awards. The Committee may grant an Award under the Plan that is subject to Section 409A of the Code and is intended to comply with Section 409A of the Code (a “409A Award”). The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Section 409A of the Code.

18.3Time of Payment. The time and form of payment of a 409A Award, including application of a six-month delay for specified employees in certain circumstances, shall be as set forth in the applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, Disability, a Change of Control or an unforeseeable emergency within the meaning of Section 409A of the Code. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half (2½) months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each installment payment will be treated as the entitlement to a single payment.

18.4Acceleration or Deferral. The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Section 409A of the Code.

18.5Distribution Requirements. Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Section 409A of the Code. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than twenty percent (20%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Section 409A of the Code.

18.6Scope and Application of this Provision. For purposes of this Article XVIII, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A of the Code means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, Shares or other property or to be liable for payment of interest or a tax penalty under Section 409A of the Code.

MMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/PTRS delete QR code and control # o∆r scan the≈ QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/PTRS Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommendsa avovtoeteFOFRORalal ltlhtehenonmominieneselsisltiestde,dFOinRProposalls1,XFO–RXParnodpofosralesv2e,ry4XanYdEA5R, Sanodn 1PYroEpAoRsal X. for Proposal 3. + 1. Election of Directors as Class of 2024 Directors: ForWithhold For Withhold For Withhold 01 - Mona D. Albertine 02 - Michael W. Clarke 03 - Mark L. Granger 04 - Robert C. Wheatley For Against Abstain 1 Year 2 Years 3 Years Abstain 2. Proposal to approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement. 3. Proposal to vote, on an advisory and non-binding basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers. For Against Abstain 4. Proposal to approve the Partners Bancorp 2021 Incentive Stock Plan. 5. Proposal to ratify the appointment of Yount, Hyde & Barbour, P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 9 9 5 3 8 03FMXB MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Annual Meeting Proxy Card1234 5678 9012 345

The 2021 Annual Meeting of Shareholders of Partners Bancorp will be held online by webcast on Wednesday, May 19, 2021 at 10:00 a.m. Eastern time, at www.meetingcenter.io/202542114. To attend the virtual meeting as a shareholder and vote during the meeting, you must have a voter control number (i.e., the information that is printed in the shaded bar located on the reverse side of this form or provided to you by Computershare). The password for this meeting is – PTRS2021 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders to be held on May 19, 2021: The material is available at: www.envisionreports.com/PTRS q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Annual Meeting of Shareholders – May 19, 2021 This Proxy is solicited on behalf of the Board of Directors The shareholder whose signature appears on the other side of this proxy card hereby makes, constitutes and appoints Brooke L. Dickerson and Kent Sites, and each of them (with the power of substitution), proxies for the shareholder to represent and to vote, as designated herein, all shares of common stock of Partners Bancorp (the “Company”) which the shareholder would be entitled to vote if present at the Company’s Annual Meeting of Shareholders to be held on May 19, 2021 and at any adjournment or postponement of the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees for election as director, FOR the advisory approval of the compensation of the Company’s named executive officers, 1 YEAR for the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, FOR the approval of the Partners Bancorp 2021 Incentive Stock Plan and FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. This proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the meeting or any adjournment or postponement of the meeting. Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items REVOCABLE PROXY — PARTNERS BANCORP Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/PTRS